PROSPECTUS

                                 PAUZE FUNDS(TM)
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                       PAUZE U.S. GOVERNMENT TOTAL RETURN
                                  BOND FUND(TM)
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                              PAUZE U.S. GOVERNMENT
                         INTERMEDIATE TERM BOND FUND(TM)
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                 PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND(TM)
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               For Information, Shareholder Services and Requests:

                       14340 Torrey Chase Blvd., Suite 170
                              Houston, Texas 77014
                                 1-800-327-7170

                                     [LOGO]

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AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED OF THE FUNDS' SHARES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                  JUNE 30, 2000

                                TABLE OF CONTENTS

ABOUT THE FUNDS................................................................1

HOW THE FUNDS HAVE PERFORMED...................................................3

COSTS OF INVESTING IN THE FUNDS................................................5

HOW TO PURCHASE SHARES.........................................................7

ALTERNATIVE PURCHASE PLANS.....................................................9

HOW TO EXCHANGE SHARES........................................................10

HOW TO REDEEM SHARES..........................................................11

MANAGEMENT OF THE FUNDS.......................................................14

SHAREHOLDER SERVICES..........................................................14

HOW SHARES ARE VALUED.........................................................15

DISTRIBUTIONS AND TAXES.......................................................15

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RISKS....................16

FINANCIAL HIGHLIGHTS..........................................................18

                                 ABOUT THE FUNDS

INVESTMENT OBJECTIVE

     Pauze Funds(TM)offers investors three fixed income funds: the Pauze U.S. Government Total Return Bond Fund(TM), the Pauze U.S. Government Intermediate Term Bond Fund(TM)and the Pauze U.S. Government Short Term Bond Fund(TM). The investment objective of each Fund is to provide investors with a high total return (interest income plus or minus realized and unrealized capital appreciation and depreciation) consistent with preservation of capital and liquidity. Each Fund is designed to satisfy different needs, with its own separate and distinct portfolio of U.S. government and/or government agency securities within prescribed maturity ranges.

PRINCIPAL STRATEGIES

     The Fund's advisor uses extensive fundamental and technical analysis to formulate interest rate forecasts. When the advisor believes that interest rates will fall, it will lengthen the average duration of the Fund's portfolio securities to earn greater capital appreciation. When the advisor believes that interest rates will rise, it will shorten the average duration of the Fund's portfolio securities to reduce capital depreciation and preserve capital.

     The TOTAL RETURN BOND FUND invests exclusively in U.S. government debt securities and repurchase agreements backed by the U.S. government. U.S. government debt securities may be issued by the U. S. government, or by an agency of the U. S. government, and include zero-coupon securities. The Fund invests in debt securities of varying maturities, based upon the Fund's advisor's perception of market conditions, with no stipulated average maturity or duration.

     The Fund's advisor seeks high total return by restructuring the average duration of the Fund's portfolio securities to take advantage of anticipated changes in interest rates. Duration is the weighted average life of a fund's debt instruments measured on a present value basis.

     The INTERMEDIATE TERM BOND FUND invests exclusively in U.S. government debt securities, repurchase agreements backed by the U.S. government, and futures and options on government debt securities for hedging purposes only. U.S. government debt securities may be issued by the U.S. government or by an agency of the U.S. government, and include zero-coupon securities. The Fund's advisor will restructure the average duration of the Fund's portfolio to take advantage of anticipated changes in interest rates, but will maintain the weighted average maturity of the Fund's portfolio between three and ten years.

     The SHORT TERM BOND FUND invests exclusively in U. S. government debt securities, repurchase agreements backed by the U.S. government, and futures and options on government debt securities for hedging purposes only. U.S. government debt securities may be issued by the U. S. government, or by an agency of the U.
S. government, and include zero-coupon securities. The Fund's advisor will restructure the average duration of the Fund's portfolio to take advantage of anticipated changes in interest rates, but will maintain the weighted average maturity of the Fund's portfolio between one and three years.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

INTEREST RATE RISK. The value of your investment may decrease when interest rates rise. Because a portfolio with a longer duration is impacted by interest rate changes more than one with a shorter duration, the share price of the Total Return Bond Fund will be more volatile than the Intermediate Term Bond Fund, and the share price of the Intermediate Term Bond Fund will be more volatile than the Short Term Bond Fund. Zero coupon securities tend to be more sensitive to changes in interest rates than other types of U.S. government securities. As a result, a rise or fall in interest rates will have a more significant impact on the market value of these securities.

CREDIT RISK. The issuer of the fixed income security (U.S. government agencies) may not be able to make interest and principal payments when due.

PREPAYMENT RISK. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities and a Fund may have to reinvest at a lower interest rate.

GOVERNMENT RISK. It is possible that the U.S. government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.

The United States government's guarantee of ultimate payment of principal and timely payment of interest of the United States government securities owned by a Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

MANAGEMENT RISK. Each Fund's success at achieving its investment objective is dependent upon the Fund's advisor correctly forecasting future changes in interest rates. However, there is no assurance that the advisor will successfully forecast interest rates and, if its forecasts are wrong, the Fund may suffer a loss of principal or fail to fully participate in capital appreciation and the Fund may not have a yield as high as it might have otherwise.

TURNOVER RISK. Each Fund may at times actively and frequently trade bonds and, as result, have a portfolio turnover rate that is higher than other bond funds. Higher portfolio turnover would result in a Fund paying above-average amounts of markups to dealers (which will lower the Fund's total return) and could result in shareholders paying above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income.

As with any mutual fund investment, each Fund's returns will vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?
The Funds may be a suitable investment for:
o long term investors seeking a fund with an income and capital preservation strategy
o investors seeking to diversify their holdings with bonds and other fixed income securities
o    investors willing to accept price fluctuations in their investments.

                          HOW THE FUNDS HAVE PERFORMED

     The following charts and tables show the variability of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar charts show changes in each Fund's returns from year to year since the Fund's inception. Sales loads are not reflected in the bar chart and, if these amounts were reflected, returns would be less than those shown. The tables show how each Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, each Fund's past performance is not necessarily an indication of its future performance.

Annual Total Returns as of December 31 of each year:

                               [GRAPHIC OMITTED]

            --------------------------------------------------------
                  Pauze U.S. Government Total Return Bond Fund
                                 Class B Shares
                              Annual Total Returns

                                1997      12.13%
                                1998       2.60%
                                1999      -4.80%
            --------------------------------------------------------

                               [GRAPHIC OMITTED]

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               Pauze U.S. Government Intermediate Term Bond Fund
                                 Class B Shares
                              Annual Total Returns

                                1997       3.88%
                                1998       4.08%
                                1999      -3.68%
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                               [GRAPHIC OMITTED]

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                   Pauze U.S. Government Short Term Bond Fund
                                 Class B Shares
                              Annual Total Returns

                                1997       1.56%
                                1998       1.47%
                                1999      -0.47%
            --------------------------------------------------------

Each Fund's year-to-date return as of March 31, 2000 was as follows:
      Total Return Bond Fund - Class B                            0.14%
      Intermediate Term Bond Fund - Class B                       1.64%
      Short Term Bond Fund - Class B                              0.55%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED 12/31/99:

                                                     1 Year   Since Inception
                                                     ------   ---------------
Total Return Bond Fund - Class B                     (8.28)%       2.69%*
Lehman Government Bond Index                         (2.23)%       6.38%

Intermediate Term Bond Fund - Class B                (7.21)%       0.87%*
Lehman U.S. Treas. Intermediate Index                 0.41 %       6.04%

Short Term Bond Fund - Class B                       (4.10)%       0.24%*
Lehman 1-3 Government Index                           2.97 %       5.84%

     *September 3, 1996

     For the Total Return Bond Fund (Class B), the highest return during the periods shown for a calendar quarter was 7.01% in the fourth quarter of 1997, and the lowest return was (5.58)% for the fourth quarter of 1998.

     For the Intermediate Term Bond Fund (Class B), the highest return during the periods shown for a calendar quarter was 3.15% in the fourth quarter of 1997, and the lowest return was (2.16)% for the first quarter of 1997.

     For the Short Term Bond Fund (Class B), the highest return during the periods shown for a calendar quarter was 1.09% in the fourth quarter of 1998, and the lowest return was (0.98)% for the second quarter of 1999.

                         COSTS OF INVESTING IN THE FUNDS

     The following table describes the expenses and fees that you may pay if you buy and hold shares of any of the Funds.

                                                                       Total Return Bond Fund
                                                                       ----------------------
                                                                      Class B          Class C
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Load Imposed on Purchases                                        None             None
Sales Load Imposed on Redemptions(1)                                   3.75%            None
Account Closing Fee (does not apply to exchanges)                      $ 10             $ 10
Exchange Fee                                                           None             None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                        0.60%            0.60%
12b-1 Fees                                                             1.00%(2)         1.00%
Other Expenses                                                         0.86%            0.86%
Total Fund Operating Expenses                                          2.46%            2.46%

                                       4

                                                                    Intermediate Term Bond Fund
                                                                    ---------------------------
                                                                      Class B          Class C
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Load Imposed on Purchases                                        None             None
Sales Load Imposed on Redemptions(1)                                   3.75%            None
Account Closing Fee (does not apply to exchanges)                      $ 10             $ 10
Exchange Fee                                                           None             None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                        0.50%            0.50%
12b-1 Fees                                                             1.00%(2)         1.00%
Other Expenses                                                         1.33%            1.33%(3)
Total Fund Operating Expenses                                          2.83%            2.83%(3)

                                                                        Short Term Bond Fund
                                                                        --------------------
                                                                      Class B          Class C
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Sales Load Imposed on Purchases                                        None             None
Sales Load Imposed on Redemptions(1)                                   3.75%            None
Account Closing Fee (does not apply to exchanges)                      $ 10             $ 10
Exchange Fee                                                           None             None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
Management Fees                                                        0.50%            0.50%
12b-1 Fees                                                             1.00%(2)         1.00%
Other Expenses                                                         2.05%            2.05%(3)
Total Fund Operating Expenses                                          3.55%            3.55%(3)

EXAMPLE:
--------

     The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, reinvested dividends and distributions, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs would be:

                                    1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                    ------    -------     -------    --------
Total Return Fund
-----------------
Class B
  if you sold your shares
    at the end of the period        $634      $1,052      $1,496      $2,531
  if you stayed in the Fund         $249      $  767      $1,311      $2,521
Class C                             $259      $  777      $1,321      $2,806

Intermediate Term Fund
----------------------
Class B
  if you sold your shares
    at the end of the period        $671      $1,212      $1,729      $2,900
  if you stayed in the Fund         $286      $  877      $1,494      $2,890
Class C (3)                         $296      $  887      $1,504      $3,167

                                    1 YEAR    3 YEARS     5 YEARS    10 YEARS
                                    ------    -------     -------    --------
Short Term Fund
---------------
Class B
  if you sold your shares
    at the end of the period        $743      $1,423      $2,075      $3,579
  if you stayed in the Fund         $358      $1,088      $1,840      $3,569
Class C                             $368      $1,098      $1,850      $3,828

(1) The maximum contingent deferred sales charge (CDSC) as set forth in the table applies to redemptions of shares within two years of purchase. The CDSC decreases over the period of seven years, to zero, and the Class B shares convert to no-load shares at that time. See "Alternative Purchase Plans."
(2) Class B shares convert to no-load shares which pay 12b-1 fees of 0.25%, not 1.00%.
(3)  Estimated because Class C has no operations.

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $1,000. The minimum subsequent investment is $50. The minimum initial investment for persons enrolled in an automatic investment plan is $100 and the minimum subsequent investment pursuant to such a plan is $30 per month per account.

     You may purchase shares through a registered representative of a participating dealer or a participating bank ("Representative") by placing an order for Fund shares with your Representative, and arranging for your payment. If you are investing in a Fund for the first time, you will need to set up an account. Your Representative will help you fill out and submit an application (a copy of which accompanies this Prospectus).

     Shares of a Fund are purchased at a price equal to their net asset value per share next determined after receipt of an order. When you place an order for a Fund's shares, you must specify which class of shares you wish to purchase. See "Alternative Purchase Plans."

     All purchase orders received by the Funds' distributor prior to the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time) will be executed at that day's share price. Otherwise, your purchase will be processed the next business day, and you will pay the next day's share price. It is the responsibility of your Representative to transmit orders to the Funds' distributor on a timely basis.

     You may also invest in the following ways:

     BY MAIL: Send your application and check or money order, made payable to the appropriate Fund to:

                          PAUZE FUNDS(TM)
                          C/O FIRSTAR BANK
                          P.O. BOX 641367
                          CINCINNATI, OHIO 45264-1367

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above. Third party checks will not be accepted, and the Trust reserves the right to refuse to accept second party checks.

     BY TELEPHONE: Once your account is open, you may make investments by telephone by calling 1-800-327-7170. Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in any Fund retirement account administered by the Funds' administrator or their agents.

     If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Fund), you will be responsible for any loss incurred by the Trust because of such cancellation.

     BY WIRE: You may make your initial or subsequent investments in the Funds by wiring funds. To do so, call the Funds at 1-800-327-7170 for a confirmation number and wiring instructions.

To assure proper receipt, please be sure your bank includes the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Application form and mail it to the address indicated in "By Mail" above after completing your wire arrangement.

     Wire purchases are completed when wired payment is received and the Fund accepts the purchase. The Fund and the Fund's distributor are not responsible for any delays that occur in wiring funds, including delays in processing by the bank. Note: Federal funds wire purchase orders will be accepted only when the Funds and Custodian Bank are open for business.

     There are no wire fees charged by the Funds for purchases of $1,000 or more. A wire fee of up to $20 will be charged by the Funds on wire purchases of less than $1,000. Your bank may charge wire fees for this service.

BY AUTOMATIC INVESTMENT PLAN: Once your account is open, you may make investments automatically by completing the automatic investment plan form authorizing the Funds to regularly draw on your bank account. You may automatically invest as little as $30 a month beginning within thirty (30) days after your account is opened. Ask your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment any time by written instruction received by Pauze Funds(TM) at least fifteen business days before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Funds and are not binding until accepted. The Funds reserve the right to reject any application or investment. Orders become effective as of 4:00 p.m., Eastern time, Monday through Friday, exclusive of business holidays.

     Fees and charges associated with purchasing shares of the Funds are set forth in the Funds' prospectuses. However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

     If checks are returned unpaid due to nonsufficient funds, stop payment or other reasons, the Funds will charge $20 and you will be responsible for any loss incurred by the Fund with respect to canceling the purchase. To recover any such loss or charge, the Funds reserve the right, without further notice, to redeem shares already owned by any purchaser whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process. In such instances, any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

     If a Fund incurs a charge for locating a shareholder without a current address, such charge will be passed through to the shareholder.

                           ALTERNATIVE PURCHASE PLANS

     CLASS B. Class B shares are sold subject to a contingent deferred sales charge ("CDSC"). Under this plan, all of the purchase payment for Class B shares is immediately invested in the Fund. The Fund's advisor pays the Fund's distributor a fee or commission of 3.75% and is reimbursed by the Fund over time by charging an additional Rule 12b-1 fee of .75% to the Class B shares. If the broker-dealer provides additional shareholder services, it may receive a servicing fee of up to 0.25% of Fund assets attributable to your investment. The servicing fee is paid by the Fund's advisor from the 12b-1 fees it receives from the Fund. The distributor pays the participating broker-dealer's fee or
commission   of  3.25%,   which  may  be   increased  or  decreased  in  certain
circumstances.

IF A REDEMPTION IS MADE:            THE REDEMPTION RATE FOR THE CDSC IS:

         year 1                                      3.75%
         year 2                                      3.75%
         year 3                                      3.25%
         year 4                                      2.75%
         year 5                                      2.25%
         year 6                                      1.75%
         year 7                                      1.25%
         Thereafter                                   -0-

NOTE: Class B shares convert to no-load shares when the CDSC expires. Each investment is considered a new investment for calculating the amount of any CDSC.

     A CDSC is imposed on Class B shares if, within the time frames set forth, you redeem an amount that causes the current value of your account to fall below the total dollar amount of Class B shares purchased subject to the CDSC. The CDSC will not be imposed on the redemption of Class B shares acquired as dividends or other distributions, or on any increase in the net asset value of the redeemed Class B shares above the original purchase price. Thus, the CDSC will be imposed on the lower of net asset value or purchase price. Redemptions will be processed in a manner intended to minimize the amount of redemption that will be subject to the CDSC. When calculating the CDSC, it will be assumed that the redemption is made first of Class B shares acquired as dividends, second of shares that have been held for over the prescribed time and finally of shares held for less than the prescribed time. If you exchanged Class B shares of one Pauze Fund for Class B shares of another Pauze Fund, the holding periods will be added together for purposes of calculating the CDSC.

     CLASS C. If you buy Class C shares, all of the purchase payment is immediately invested in the Fund. To compensate the broker-dealer for its sales and promotional efforts, plus its continuing service to the Fund's shareholder, the Fund pays the broker-dealer a continuing annual fee of 0.75% (a distribution fee) of Fund assets attributable to your investment. If the broker-dealer provides additional shareholder services, it may receive a servicing fee of up to 0.25% of Fund assets attributable to your investment. The servicing fee is paid by the Fund's advisor from the 12b-1 fees it receives from the Fund.

HOW TO DECIDE WHEN TO PURCHASE CLASS B OR CLASS C. The alternative purchase plans offered by the Funds enable you to choose the class of shares that you believe will be most beneficial given the amount of your intended purchase, the length of time you expect to hold the shares and other circumstances. You should consider whether, during the anticipated length of your intended investment in a Fund, the accumulated continuing distribution and services fees on Class C shares would exceed the accumulated Rule 12b-1 fees plus the CDSC on B shares purchased at the same time. Representatives may receive different compensation for sales of Class B shares than sales of Class C shares.

     Class B shares are subject to lower Rule 12b-1 fees after they convert to no-load shares and, accordingly, are expected to receive correspondingly higher dividends on a per share basis. You may wish to purchase Class B shares if you expect to hold your shares for an extended period of time because, depending on the number of years you hold the investment, the continuing distribution and services fees on Class C shares eventually would exceed the sales load plus the continuing services fee on Class B shares during the life of your investment.

     Each Fund offers a third class of shares by a separate prospectus. Each class has different sales charges and expenses, which will affect performance. Information on shares of the Funds offered on a different basis is available from the Funds upon written request to the address in this Prospectus or by calling 1-800-327-7170.

DISTRIBUTION (12B-1) FEES. Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares. Each plan provides that the applicable Fund will pay a 12b-1 fee at an annual rate of 0.25% of the Fund's average net assets to the advisor for its distribution related services and expenses. With respect to Class B shares and Class C shares, the plans provide that each Fund will use Fund assets allocable to those shares to pay additional Rule 12b-1 fees of 0.75% of said assets to cover fees paid to broker-dealers for sales and promotional services. The payments with respect to Class B shares go to the advisor to compensate it for fees paid to the selling broker-dealers, and the payments with respect to the Class C shares go directly to the broker-dealers. Under the plans, the Advisor bears all distribution expenses of the Funds in excess of the 12b-1 fees. The fees received by the Advisor for any class of shares during any year may be more or less than its costs for distribution related services provided to the class of shares. Because the distribution fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             HOW TO EXCHANGE SHARES

     You may exchange some or all of your shares for shares of the same class of any other of the Pauze Funds(TM), which are properly registered for sale in your state. An exchange involves the simultaneous redemption (sale) of shares of one Fund and purchase of shares of another Fund at the respective closing net asset value and is a taxable transaction.

     BY TELEPHONE: You may direct Pauze Funds(TM) to exchange your shares by calling toll free 1-800-327-7170. In connection with such exchanges, neither the Funds nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. The Funds and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation, and tape recording conversations); and if the Funds and/or the transfer agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

     BY MAIL: You may direct Pauze Funds(TM) in writing to exchange your shares. The request must be signed exactly as the name appears on the registration. (Before writing, read "Additional Information about Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Fund whose shares are being acquired.

     (2) There is no charge for exchanges. However, the Funds may impose a $5 charge, which would be paid to the transfer agent, for each exchange transaction out of any fund account, to cover administrative costs associated with handling these exchanges. Shareholders will be notified before the Funds impose an exchange fee.

     (3) As with any other redemption, if the shares were purchased by check the Funds may hold redemption proceeds until the purchase check has cleared. This may take up to seven days. In such event, the purchase side of the exchange transaction will also be delayed. You will be notified immediately if a Fund is exercising this right.

     (4) Shares may not be exchanged unless you have furnished Pauze Funds(TM) with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number.

     (5) The exchange privilege may be modified or terminated at any time.

                              HOW TO REDEEM SHARES

     If your redemption request is received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time), your redemption will be priced the same day. Any redemption request received after that time will be priced the next day.

     BY MAIL: Your redemption request must include:

     (a) original signatures of each registered owner exactly as the shares are registered;
     (b)  the fund name and the account number ;
     (c)  the number of shares or dollar amount to be redeemed; and
     (d) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities.

Send your written request for redemption form to:
                                             Pauze Funds(TM)
                                             c/o Champion Fund Services
                                             14340 Torrey Chase Blvd., Suite 170
                                             Houston, Texas  77014

     BY TELEPHONE: You may request redemption by telephone. If you do not wish to allow telephone redemptions by any person on the account, you should decline that option on the account application.

     This feature can only be used on non-institutional accounts if:
     a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account;
     b) there has been no change of address of record on the account within the preceding 30 days;
     c)   the   person    requesting   the   redemption   can   provide   proper
          identification; and
     d)   the proceeds of the redemption do not exceed $15,000.

     In connection with telephone redemptions, neither the Funds nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The Funds and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Funds or the transfer agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Funds at 1-800-327-7170.

SIGNATURE GUARANTEE

     Redemptions in excess of $50,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed, or if proceeds are to be mailed to an address other than the registered address of record. A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Funds at 1-800-327-7170 to determine whether the guarantor is eligible.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

     BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request; however, the Funds may hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to seven days from the purchase date. You may avoid this requirement by investing by bank wire (Federal funds). Please notify the Fund promptly in writing of any change of address.

     BY WIRE: You may authorize the Funds to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Funds may hold redemptions proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days from the purchase date. A wire fee of up to $20 will be charged by the Funds, which is deducted from redemption proceeds.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     (1) The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     (2) A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     (3) Each Fund may redeem existing accounts and refuse a potential account the privilege of having an account in the Fund if the Fund reasonably determines that the failure to do so would have a material adverse consequence to the Fund and its shareholders.

     (4) Excessive short term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Funds may refuse investments from shareholders who engage in short term trading, including exchanges into a Fund.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be directed to them by mail or wire. The charge is payable directly to the transfer agent which, in turn, will reduce its charges to the Fund by an equal amount. The account closing fee does not apply to exchanges between Funds.

     The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the transfer agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. When a shareholder closes an account, the Fund must continue to carry the account on its books, maintain the account records and complete year-end tax reporting. With no assets, the account cannot pay its own expenses and imposes an unfair burden on remaining shareholders.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 for that month which is deducted the next business day. The charge is payable directly to the transfer agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the cost of maintaining shareholder accounts more equitably among shareholders.

     Active automatic investment plan, UGMA/UTMA, and retirement plan accounts administered by the Fund's administrator or its agents or affiliates will not be subject to the small account charge.

     In order to reduce expenses, each Fund may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan account, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

                             MANAGEMENT OF THE FUNDS

     Pauze, Swanson & Associates Investment Advisors, Inc., d/b/a Pauze Swanson Capital Management Co.(TM), 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, the Funds' investment advisor, is a Texas corporation which was registered with the Securities and Exchange Commission as an investment advisor in December 1993. Mr. Philip C. Pauze, President and controlling shareholder of the advisor, is primarily responsible for the day-to-day management of the Total Return and Short Term Fund's portfolio. He has managed the Total Return Fund since commencement of operations in January 1994 and the Short Term Fund since January 1998.

     Mr. Pauze has specialized in managing portfolios of United States government securities for trusts, small institutions, and retirement plans since 1985. Mr. Philip Pauze assisted the California Funeral Directors Association in establishing the California Master Trust (the "CMT") and has been its financial consultant since inception. CMT's investment performance has been highly rated by independent evaluators. In addition to the CMT, Mr. Philip Pauze serves as the financial consultant to the government bond portfolio of the Pennsylvania Funeral Trust, and to the California and Pennsylvania Funeral Directors Association's Retirement Plans.

     Since October 1998, Mr. Stephen P. Pauze, a Vice President of the advisor, has been responsible for the day-to-day management of the Intermediate Term Fund portfolio. Mr. Stephen Pauze has a degree in Financial Planning and served as broker-dealer wholesaler and an account executive for the advisor in the Mid-Central and Southeast Regions of the United States from June 1997 to October 1998. From April 1996 to June 1997, Mr. Stephen Pauze was a supervisor at Roadway Express, Inc.

     The advisor furnishes an investment program for the Funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Funds. For these services, the advisor received fees for the fiscal year ended April 30, 2000, as a percentage of net assets, as follows: Total Return Fund, 0.60%, Intermediate Term Fund, 0.50% and Short Term Fund, 0.50%.

                              SHAREHOLDER SERVICES

     Each Fund has available a number of plans and services to meet the special needs of certain investors. Plans available include, but are not limited to:

     (1)  payroll deduction plans, including military allotments;
     (2)  custodial accounts for minors;
     (3)  a flexible, systematic withdrawal plan; and
     (4)  various   retirement  plans  such  as  IRA,   403(b)(7),   401(k)  and
          employer-adopted defined benefit and defined contribution plans.

     There is an annual charge for each retirement plan fund account with respect to which a service provider acts as custodian. If this charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

Application forms and brochures describing these plans and services can be obtained by calling 1-800-327-7170.

                              HOW SHARES ARE VALUED

     The price of your shares is based on the applicable Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets
(including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     Each Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

     Requests to purchase, exchange and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                             DISTRIBUTIONS AND TAXES

     As a shareholder of a Fund, you are entitled to your share of the Fund's distributed net income and any net gains realized on its investments. Dividend and capital gains distributions will have tax consequences you should know about.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

     Each Fund intends to distribute substantially all of its net investment income as DIVIDENDS to its shareholders at the end of each month. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Each Fund realizes long-term capital gains whenever it sells securities held for more than one year for a higher price than it paid for them. Each Fund intends to distribute substantially all of its net realized long-term capital gains, if any, at the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS. Each Fund expects that its distributions will consist primarily of dividends.

     Before they are distributed, net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. If you reinvest the distribution, the total value of your account will not change.

REINVESTMENTS

     Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the applicable Fund, unless:

     o you request the Fund in writing or by phone to pay dividend and/or capital gain distributions to you in cash, or

     o you direct the Fund to invest your distributions in any publicly available Pauze Fund(TM) for which you have previously opened an account.

     If your distribution check is returned as undeliverable, or not cashed after 180 days, we will reinvest the check into your account at the then-current net asset value and make future distributions in the form of additional shares.

TAXES

     Distributions are subject to federal income tax and also may be subject to state and local taxes. Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

     Under Federal law, the income derived from obligations issued by the United States government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders provided applicable diversification/threshold limits and reporting requirements are satisfied.

     Buying a dividend creates a liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

     Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

     IMPORTANT: This is a brief summary of certain federal tax rules that apply to the Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

           ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RISKS

PRINCIPAL STRATEGIES

     United States Treasury securities are backed by the full faith and credit of the United States government. These securities differ only in their interest rates, maturities, timing of interest payments, and times of issuance. Treasury bills have initial maturities of one year or less, do not make semi-annual interest payments, and are purchased or sold at a discount from their face value; Treasury notes have initial maturities of one to ten years and pay interest semiannually; and Treasury bonds generally have initial maturities of greater than ten years and pay interest semi-annually.

     Among the bonds that may be purchased are GNMA Certificates (popularly called "Ginnie Maes"). Ginnie Maes are backed by the full faith and credit of the United States government. Ginnie Maes are mortgage-backed securities representing part ownership of a pool of mortgage loans which are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veterans' Administration. Each Fund may invest in Ginnie Maes of the "fully modified pass-through" type which are guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association, a United States government corporation. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when a holder of the mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying securities vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid and may result in a loss. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other United States government securities.

         Each Fund may also purchase U.S. government and U.S. government agency zero-coupon securities. Zero-coupon securities are created by separating the coupon payments and the principal payment from a traditional bond and selling them as individual securities. They include securities that have been stripped of their unmatured interest coupons, as well as the individual interest coupons from those securities that trade separately. Zero-coupon securities do not make any periodic interest payments. Instead, all of the interest and principal is paid when the securities mature. Zero-coupon securities issued by the U.S. government or by an agency of the U.S. government are direct obligations of the U.S. government or the agency, and the final maturity value is supported by the U.S. government or agency security. Zero-coupon securities are sold and priced at a deep discount to their maturity value, the degree of discount being a function of the length of maturity and the interest rate at which they are priced.

Interest Rate Sensitivity: The investment income of each Fund is based on the income earned on the securities it holds, less expenses incurred; thus, a Fund's investment income may be expected to fluctuate in response to changes in such expenses or income. For example, the investment income of a Fund may be affected if it experiences a net inflow of new money that is then invested in securities whose yield is higher or lower than that earned on the then current investments.

     Generally, the value of the securities held by a Fund, and thus the net asset value ("NAV") of the Fund, will rise when interest rates decline. Conversely, when interest rates rise, the value of fixed income securities, and thus the NAV per share of the Fund, may be expected to decline. If the Fund's advisor incorrectly forecasts interest rates, both the rate of return and the NAV of the Fund may be adversely affected. As an example, if the advisor forecasts that interest rates are generally to go up, and accordingly shortens the maturities of the instruments within the Fund and interest rates in fact go down, then the interest income gained by the Fund will be less than if the Fund had not shortened its maturities. Additionally, any capital gain that might have been achieved because of the longer maturities would be less with the shorter maturities. Additionally, should the advisor incorrectly forecast that interest rates are generally going down, lengthen the maturities of the instruments within the Fund and interest rates in fact go up, then the value of the longer maturities would decline more than those of the shorter maturities. Thus, the NAV would also decline more. There is no assurance that the advisor will be correct in its forecast of changes in interest rates nor that the strategies employed by the advisor to take advantage of changes in the interest rate environment will be successful, and thus there is no assurance that a Fund will achieve its investment objective.

NON-PRINCIPAL STRATEGIES

Futures Contracts and Options: The Intermediate Term Bond Fund and the Short Term Bond Fund may invest in futures contracts and option contracts on U.S. government debt securities for hedging purposes only. Futures contracts and options contracts pose additional risks. See the Statement of Additional Information for a description of the risks.

Investment Objective: The investment objective of each Fund is not fundamental, and may be changed by the Board of Trustees without shareholder approval. Any such change may result in a Fund having an investment objective different from what the shareholder considered appropriate at the time of investment in the Fund.

Lending of Portfolio Securities: Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash and United States government securities) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

When-Issued and Delayed Delivery Securities: Each Fund may purchase debt obligations on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement period, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure of delivery of a security purchased on a when-issued basis or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

                              FINANCIAL HIGHLIGHTS

     The following condensed financial information has been audited by Tait, Weller, & Baker, the Funds' independent accountants. The information should be read in conjunction with the audit report and financial statements included in the 2000 Annual Report to Shareholders. In addition to the data set forth below, further information about performance of the Funds is contained in the Annual Report which may be obtained without charge from the Funds' distributor. The presentation is for a share outstanding throughout each period ended April 30, except as indicated.

                       Net Asset                       Realized       Dividends   Distributions                Net Asset
                         Value            Net       and Unrealized    from Net        From     Liquidations      Value
                       Beginning      Investment    Gains (Losses)   Investment      Capital       From           End
                       Of Period        Income      of Investments     Income         Gains      Capital       of Period
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Total Return Bond Fund
-------------------------------------------------------------------------------------------------------------------------
CLASS B
2000                     $9.39           $0.27          $(0.58)        $(0.24)          -             --         $8.84
1999                     10.41            0.27           (0.83)         (0.27)       $(0.19)          --          9.39
1998                      9.84            0.36            1.40          (0.36)        (0.83)          --         10.41
1997 (1)                 10.00            0.27           (0.16)         (0.27)           --           --          9.84
CLASS C
2000                     $8.99           $0.23          $(0.53)        $(0.24)           --           --         $8.45
1999 (2)                 10.00            0.28           (0.82)         (0.28)        (0.19)          --          8.99
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate Term Bond Fund
-------------------------------------------------------------------------------------------------------------------------
CLASS B
2000                     $9.81           $0.23          $(0.40)        $(0.23)           --           --         $9.41
1999                     10.12            0.25           (0.19)         (0.25)        (0.12)          --          9.81
1998                      9.74            0.26            0.43          (0.26)        (0.05)          --         10.12
1997 (1)                 10.00            0.18           (0.15)         (0.17)        (0.12)          --          9.74
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Short Term Bond Fund
-------------------------------------------------------------------------------------------------------------------------
CLASS B
2000                     $9.91           $0.16          $(0.30)        $(0.16)          --            --         $9.61
1999 (3)                 10.00            0.14            0.07          (0.18)        (0.12)          --          9.91
1998 (4)*                 9.96            0.13            0.07          (0.13)           --       (10.03)           --
1997 (1)                 10.00            0.13           (0.03)         (0.13)        (0.01)          --          9.96
CLASS C
2000                    $10.00           $0.16          $(0.27)        $(0.16)           --           --         $9.73
1999                      9.98            0.22            0.18          (0.26)        (0.12)          --         10.00
1998                      9.91            0.22            0.07          (0.22)           --           --          9.98
1997 (5)                 10.00            0.09           (0.10)         (0.08)           --           --          9.91
-------------------------------------------------------------------------------------------------------------------------

                                                                                                Ratio of Net
                                                                                     Ratio of    Investment
                                                                    Ratio of Net   Expenses to  Income (loss)
                                                       Ratio of      Investment      Average     to Average
                                     Net Assets      Expenses to       Income       Net Assets   Net Assets  Portfolio
                          Total        End of          Average       to Average     (Excluding   (Excluding   Turnover
                         Return     Period (000)      Net Assets     Net Assets      Waivers)      Waivers)     Rate
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Total Return Bond Fund
-------------------------------------------------------------------------------------------------------------------------
CLASS B
2000                     (3.41)%        $1,226            2.46%          2.99%         2.46%        2.99%     4,365%
1999                     (5.57)          1,285            2.43           2.98          2.43         2.98      1,226
1998                     18.16             280            2.66           3.41          2.66         3.41        252
1997 (1)                  1.09             387            2.33           3.82          2.33         3.82         76
CLASS C
2000                     (3.38)%        $  869            2.46%          2.99%         2.46%        2.99%     4,365%
1999 (2)                 (5.63)             67            2.43           2.98          2.43         2.98      1,226
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate Term Bond Fund
-------------------------------------------------------------------------------------------------------------------------
CLASS B
2000                     (1.72)%          $968            2.83%          2.64%         2.83%        2.64%     2,255%
1999                      0.58           1,060            2.41           2.40          2.41         2.40        711
1998                      7.13             442            2.96           2.55          2.96         2.55        260
1997 (1)                  0.32           1,418            3.18           2.64          3.20         2.62        447
-------------------------------------------------------------------------------------------------------------------------
U.S. Government Short Term Bond Fund
-------------------------------------------------------------------------------------------------------------------------
CLASS B
2000                     (1.40)%          $104            3.55%          2.00%         3.55%        2.00%     1,265%
1999 (3)                  2.11             106            2.48           2.40          2.48         2.40        258
1998 (4)*                 1.99              --            3.56           2.01          3.56         2.01%        47
1997 (1)                  1.05             177            3.85           1.96          6.01        (0.20)       396
CLASS C
2000                     (1.14)%          $718            3.55%          2.00%         3.55%        2.00%     1,265%
1999                      4.01              39            2.48           2.40          2.48         2.40        258
1998                      2.93             158            3.26           2.22          3.49         2.00%        47
1997 (5)                 (0.07)            302            3.53           1.74          5.55        (0.28)       256
-------------------------------------------------------------------------------------------------------------------------

* Effective December 19, 1997, the sole shareholder liquidated all Class B shares.
(1) Commenced operations on September 3, 1996. All ratios, except total return, for the period have been annualized.
(2) Commenced operations on May 13, 1998. All ratios, except total return, for the period have been annualized.
(3) Commenced operations on September 17, 1998. All ratios, except total return, for the period have been annualized.
(4) For the period May 1, 1997 to December 19, 1997. All ratios, except total return, for the period have been annualized.
(5) Commenced operations on November 7, 1996. All ratios, except total return, for the period have been annualized.

                               INVESTMENT ADVISOR

                   Pauze Swanson Capital Management Co. (TM)
                     14340 Torrey Chase Boulevard, Suite 170
                              Houston, Texas 77014


                         ADMINISTRATOR & TRANSFER AGENT
                             Champion Fund Services
                     14340 Torrey Chase Boulevard, Suite 170
                              Houston, Texas 77014


                                   DISTRIBUTOR
                            B.C. Ziegler and Company
                                215 North Main St
                           West Bend, Wisconsin 53095


                                    CUSTODIAN
                                Firstar Bank, N.A
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                   ACCOUNTANTS
                              Tait, Weller & Baker
                         8 Penn Center Plaza, Suite 800
                             Philadelphia, PA 19103


                                  LEGAL COUNSEL
                             Brown, Cummins & Brown
                                3500 Carew Tower
                                 441 Vine Street
                             Cincinnati, Ohio 45202

                                 PAUZE FUNDS(TM)

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this Prospectus, contains detailed information on Fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

     Call the Funds at 800-327-7170 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Funds and to make shareholder inquiries.

     You may review and copy information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission Public Reference Room in Washington, D.C. Call the SEC at 202-942-8090 for room hours and operation. You may also obtain Fund information on the SEC's Internet site at http:\\www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

Investment Company Act # 811-08148

                                   PROSPECTUS

                                     [LOGO]
                                 PAUZE FUNDS(TM)
--------------------------------------------------------------------------------
                       PAUZE U.S. GOVERNMENT TOTAL RETURN
                                  BOND FUND(TM)
--------------------------------------------------------------------------------
                              PAUZE U.S. GOVERNMENT
                         INTERMEDIATE TERM BOND FUND(TM)
--------------------------------------------------------------------------------
                 PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND(TM)
--------------------------------------------------------------------------------
                                 NO LOAD SHARES

               For Information, Shareholder Services and Requests:

                       14340 Torrey Chase Blvd., Suite 170
                              Houston, Texas 77014
                                 1-800-327-7170

                                     [LOGO]

--------------------------------------------------------------------------------
AS WITH ALL MUTUAL FUNDS, THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS IS ACCURATE OR COMPLETE, NOR HAS IT APPROVED OR DISAPPROVED OF THE FUNDS' SHARES. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

                                  JUNE 30, 2000

                                TABLE OF CONTENTS

ABOUT THE FUNDS................................................................1

HOW THE FUNDS HAVE PERFORMED...................................................3

COSTS OF INVESTING IN THE FUNDS................................................5

HOW TO PURCHASE SHARES.........................................................6

HOW TO EXCHANGE SHARES.........................................................8

HOW TO REDEEM SHARES...........................................................9

MANAGEMENT OF THE FUNDS.......................................................11

SHAREHOLDER SERVICES..........................................................12

HOW SHARES ARE VALUED.........................................................12

DISTRIBUTIONS AND TAXES.......................................................13

ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RISKS....................14

FINANCIAL HIGHLIGHTS..........................................................17

                                 ABOUT THE FUNDS

INVESTMENT OBJECTIVE

Pauze Funds(TM) offers investors three fixed income funds: the Pauze U.S. Government Total Return Bond Fund(TM), the Pauze U.S. Government Intermediate Term Bond Fund(TM) and the Pauze U.S. Government Short Term Bond Fund. The investment objective of each Fund is to provide investors with a high total return (interest income plus or minus realized and unrealized capital appreciation and depreciation) consistent with preservation of capital and liquidity. Each Fund is designed to satisfy different needs, with its own separate and distinct portfolio of U.S. Government and/or government agency securities within prescribed maturity ranges.

PRINCIPAL STRATEGIES

     The Fund's advisor uses extensive fundamental and technical analysis to formulate interest rate forecasts. When the advisor believes that interest rates will fall, it will lengthen the average duration of the Fund's portfolio securities to earn greater capital appreciation. When the advisor believes that interest rates will rise, it will shorten the average duration of the Fund's portfolio securities to reduce capital depreciation and preserve capital.

     The TOTAL RETURN BOND FUND invests exclusively in U. S. government debt securities and repurchase agreements backed by the U.S. government. U.S. government debt securities may be issued by the U. S. government, or by an agency of the U. S. government, and include zero-coupon securities. The Fund invests in debt securities of varying maturities, based upon the Fund's advisor's perception of market conditions, with no stipulated average maturity or duration.

     The Fund's advisor seeks high total return by restructuring the average duration of the Fund's portfolio securities to take advantage of anticipated changes in interest rates. Duration is the weighted average life of a fund's debt instruments measured on a present value basis.

     The INTERMEDIATE TERM BOND FUND invests exclusively in U. S. government debt securities, repurchase agreements backed by the U.S. government, and futures and options on U.S. government debt securities for hedging purposes only. U.S. government debt securities may be issued by the U. S. government or by an agency of the U. S. government, and include zero-coupon securities. The Fund's advisor will restructure the average duration of the Fund's portfolio to take advantage of anticipated changes in interest rates, but will maintain the weighted average maturity of the Fund's portfolio between three and ten years.

     The SHORT TERM BOND FUND invests exclusively in U. S. government debt securities, repurchase agreements backed by the U.S. government, and futures and options on U.S. government debt securities for hedging purposes only. U.S. government debt securities may be issued by the U. S. government, or by an agency of the U. S. government, and include zero-coupon securities. The Fund's advisor will restructure the average duration of the Fund's portfolio to take advantage of anticipated changes in interest rates, but will maintain the weighted average maturity of the Fund's portfolio between one and three years.

PRINCIPAL RISKS OF INVESTING IN THE FUNDS

INTEREST RATE RISK. The value of your investment may decrease when interest rates rise. Because a portfolio with a longer duration is impacted by interest rate changes more than one with a shorter duration, the share price of the Total Return Bond Fund will be more volatile than the Intermediate Term Bond Fund, and the share price of the Intermediate Term Bond Fund will be more volatile than the Short Term Bond Fund. Zero coupon securities tend to be more sensitive to changes in interest rates than other types of U.S. government securities. As a result, a rise or fall in interest rates will have a more significant impact on the market value of these securities.

CREDIT RISK. The issuer of the fixed income security (U.S. government agencies) may not be able to make interest and principal payments when due.

PREPAYMENT RISK. During periods of declining interest rates, prepayment of loans underlying mortgage-backed and asset-backed securities usually accelerates. Prepayment may shorten the effective maturities of these securities and a Fund may have to reinvest at a lower interest rate.

GOVERNMENT RISK. It is possible that the U.S. government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. If a U.S. government agency or instrumentality in which the Fund invests defaults and the U.S. government does not stand behind the obligation, the Fund's share price or yield could fall.

The United States government's guarantee of ultimate payment of principal and timely payment of interest of the United States government securities owned by a Fund does not imply that the Fund's shares are guaranteed or that the price of the Fund's shares will not fluctuate.

MANAGEMENT RISK. Each Fund's success at achieving its investment objective is dependent upon the Fund's advisor correctly forecasting future changes in interest rates. However, there is no assurance that the advisor will successfully forecast interest rates and, if its forecasts are wrong, the Fund may suffer a loss of principal or fail to fully participate in capital appreciation and the Fund may not have a yield as high as it might have otherwise.

TURNOVER RISK. Each Fund may at times actively and frequently trade bonds and, as result, have a portfolio turnover rate that is higher than other bond funds. Higher portfolio turnover would result in a Fund paying above-average amounts of markups to dealers (which will lower the Fund's total return) and could result in shareholders paying above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income.

As with any mutual fund investment, each Fund's returns will vary and you could lose money.

IS THIS FUND RIGHT FOR YOU?

The Funds may be a suitable investment for:

o long term investors seeking a fund with an income and capital preservation strategy
o investors seeking to diversify their holdings with bonds and other fixed income securities
o    investors willing to accept price fluctuations in their investments.

                          HOW THE FUNDS HAVE PERFORMED

     The following charts and tables show the variability of each Fund's returns, which is one indicator of the risks of investing in the Fund. The bar charts show changes in each Fund's returns from year to year since the Fund's inception. The tables show how each Fund's average annual total returns over time compare to those of a broad-based securities market index. Of course, each Fund's past performance is not necessarily an indication of its future performance.

Annual Total Returns as of December 31, of Each Year:

                               [GRAPHIC OMITTED]

            --------------------------------------------------------
                  Pauze U.S. Government Total Return Bond Fund
                              Annual Total Returns

                                1995      14.26%
                                1996       0.90%
                                1997      12.90%
                                1998       3.47%
                                1999      -4.20%
            --------------------------------------------------------

                               [GRAPHIC OMITTED]

            --------------------------------------------------------
               Pauze U.S. Government Intermediate Term Bond Fund
                              Annual Total Returns

                                1997       4.77%
                                1998       4.69%
                                1999      -2.80%
            --------------------------------------------------------

                               [GRAPHIC OMITTED]

            --------------------------------------------------------
                   Pauze U.S. Government Short Term Bond Fund
                              Annual Total Returns

                                1997       2.71%
                                1998       5.11%
                                1999       0.46%
            --------------------------------------------------------

Each Fund's year-to-date return as of March 31, 2000 was as follows:
      Total Return Bond Fund                                     0.41%
      Intermediate Term Bond Fund                                1.88%
      Short Term Bond Fund                                       0.66%

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING 12/31/99:

                                                      1 Year    Since Inception
                                                      ------    ---------------
Total Return Bond Fund                                (4.20)%       3.35%*
Lehman Government Bond Index                          (2.23)%       5.43%

Intermediate Term Bond Fund                           (2.80)%       2.33%**
Lehman U.S. Treas. Intermediate Index                  0.41 %       5.66%

Short Term Bond Fund                                    0.46%       2.81%***
Lehman 1-3 Government Index                             2.97%       5.84%

*January 10, 1994             **October 10, 1996            ***September 3, 1996

     For the Total Return Bond Fund, the highest return during the periods shown for a calendar quarter was 10.53% in the third quarter of 1997, and the lowest return was (5.36)% for the fourth quarter of 1998.

     For the Intermediate Term Bond Fund, the highest return during the periods shown for a calendar quarter was 3.39% in the fourth quarter of 1997, and the lowest return was (1.92)% for the first quarter of 1997.

     For the Short Term Bond Fund, the highest return during the periods shown for a calendar quarter was 1.99% in the third quarter of 1998, and the lowest return was (0.78)% for the second quarter of 1999.

                         COSTS OF INVESTING IN THE FUNDS

     The following table describes the expenses and fees that you may pay if you buy and hold shares of any of the Funds.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                       None
Maximum Deferred Sales Charge (Load)                                   None
Account Closing Fee (does not apply to exchanges)                      $10
Exchange fee                                                           None

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

                                Total Return      Intermediate        Short Term
                                Bond Fund         Term Bond Fund      Bond Fund
                                ---------         --------------      ---------
Management Fees                 0.60%             0.50%               0.50%
Distribution (12b-1) Fees       0.25%             0.25%               0.25%
Other Expenses                  0.86%             1.33%               2.05%
Total Annual Fund
Operating Expenses              1.71%             2.08%               2.80%

EXAMPLE:
--------

     The example below is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example uses the same assumptions as other mutual fund prospectuses: a $10,000 initial investment for the time periods indicated, 5% annual total return, reinvested dividends and distributions, constant operating expenses, and sale of all shares at the end of each time period. Although your actual expenses may be different, based on these assumptions your costs would be:

                     TOTAL RETURN         INTERMEDIATE            SHORT TERM
                       BOND FUND         TERM BOND FUND           BOND FUND
                       ---------         --------------           ---------
1 YEAR                     184                   221                   293
3 YEARS                    549                   662                   878
5 YEARS                    938                 1,129                 1,489
10 YEARS                 2,029                 2,420                 3,138

                             HOW TO PURCHASE SHARES

     The minimum initial investment is $25,000 and minimum subsequent investment is $50, $30 per month per account for persons enrolled in an automatic investment plan.

     BY MAIL: You may purchase shares of the Funds by completing and signing the Account Application form which accompanies this Prospectus and mailing it, in proper form, together with a check made payable to the appropriate Fund, to the address listed below:

                     PAUZE FUNDS(TM)
                     c/o Firstar Bank
                     P.O. Box 641367
                     Cincinnati,  Ohio  45264-1367

     When making subsequent investments, enclose your check with the return remittance portion of the confirmation of your previous investment or indicate on your check or a separate piece of paper your name, address and account number and mail to the address set forth above. Third party checks will not be accepted, and the Fund reserves the right to refuse to accept second party checks.

     BY TELEPHONE: Once your account is open, you may make investments by telephone by calling 1-800-327-7170. Payment for shares purchased by telephone is due within three business days after the date of the transaction. Investments by telephone are not available in any Fund retirement account administered by the Funds' administrator or their agents.

     If your telephone order to purchase shares is canceled due to nonpayment (whether or not your check has been processed by the Funds), you will be responsible for any loss incurred by the Fund because of such cancellation.

     BY WIRE: You may make your initial or subsequent investments in the Funds by wire transfer. To do so, call the Funds at 1-800-327-7170 for a confirmation number and wiring instructions.

     To assure proper receipt, please be sure your bank included the Fund name and the account number that has been assigned to you. If you are opening a new account, please complete the Account Application form and mail it to the address indicated in "By Mail" above after completing your wire arrangement.

Wire purchases are completed when wired payment is received and the Fund accepts the purchase. The Fund and the Fund's distributor are not responsible for any delays that occur in wiring funds, including delays in processing by the bank.
Note: Federal funds wire purchase orders will be accepted only when the Fund and Custodian Bank are open for business.

     There are no wire fees charged by the Funds for purchases of $1,000 or more. A wire fee of up to $20 will be charged by the Funds on wire purchases of less than $1,000. Your bank also may charge wire fees for this service.

     BY AUTOMATIC INVESTMENT PLAN: Once your account is open, you may make investments automatically by completing the automatic investment plan form authorizing Pauze Funds(TM) to draw on your bank account. You may automatically invest as little as $30 a month, beginning within thirty (30) days after your account is opened. Ask your bank whether it will honor debits through the Automated Clearing House ("ACH") or, if necessary, preauthorized checks. You may change the date or amount of your investment any time by written instruction received by Pauze Funds(TM) at least fifteen business days before the change is to become effective.

ADDITIONAL INFORMATION ABOUT PURCHASES

     All purchases of shares are subject to acceptance by the Funds and are not binding until accepted. The Funds reserve the right to reject any application or investment. Orders become effective as of 4:00 p.m., Eastern time, Monday through Friday, exclusive of business holidays.

     Fees and charges associated with purchasing shares of the Funds are set forth in the Funds' prospectuses. However, investors may purchase and sell shares through registered broker-dealers who may charge additional fees for their services.

     If checks are returned unpaid due to insufficient funds, stop payment or other reasons, the Fund will charge $20 and you will be responsible for any loss incurred by the Fund with respect to canceling the purchase. To recover any such loss or charge, the Funds reserve the right, without further notice, to redeem shares already owned by any purchaser whose order is canceled and such a purchaser may be prohibited from placing further orders unless investments are accompanied by full payment by wire or cashier's check.

     Investments paid for by checks drawn on foreign banks may be deferred until such checks have cleared the normal collection process. In such instances, any amounts charged to the Fund for collection procedures will be deducted from the amount invested.

DISTRIBUTION (12B-1) FEES

     Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay distribution and other fees for the sale and distribution of its shares. Each plan provides that the applicable Fund will pay a 12b-1 fee at an annual rate of 0.25% of the Fund's average net assets to the advisor for its distribution related services and expenses. Under the plans, the advisor bears all distribution expenses of the Funds in excess of the 12b-1 fees. The fees received by the advisor for any class of shares during any year may be more or less than its costs for distribution related services provided to the class of shares. Because the distribution fees are paid out of each Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                             HOW TO EXCHANGE SHARES

     You may exchange some or all of your shares for shares of the same class of any other of the Pauze Funds(TM), which are properly registered for sale in your state. An exchange involves the simultaneous redemption (sale) of shares of one Fund and purchase of shares of another Fund at the respective closing net asset value and is a taxable transaction.

     BY TELEPHONE: You may direct Pauze Funds(TM) to exchange your shares by calling toll free 1-800-327-7170. In connection with such exchanges, neither the Funds nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The shareholder, as a result of this policy, will bear the risk of loss. The Funds and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmation, and tape recording conversations); and if the Funds and/or the transfer agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

         BY MAIL: You may direct Pauze Funds(TM) in writing to exchange your shares. The request must be signed exactly as the name appears on the registration. (Before writing, read "Additional Information about Exchanges.")

ADDITIONAL INFORMATION ABOUT EXCHANGES

     (1) All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the prospectus for the Fund whose shares are being acquired.

     (2) There is presently no charge for exchanges. However, the Funds may impose a $5 charge, which would be paid to the transfer agent, for each exchange transaction out of any fund account, to cover administrative costs associated with handling these exchanges. Shareholders will be notified before the Funds impose an exchange fee.

     (3) As with any other redemption, if the shares were purchased by check the Funds may hold redemption proceeds until the purchase check has cleared. This may take up to seven days. In such event, the purchase side of the exchange transaction will also be delayed. You will be notified immediately if a Fund is exercising this right.

     (4) Shares may not be exchanged unless you have furnished Pauze Funds(TM) with your tax identification number, certified as prescribed by the Internal Revenue Code and Regulations, and the exchange is to an account with like registration and tax identification number.

     (5) The exchange privilege may be modified or terminated at any time.

                              HOW TO REDEEM SHARES

     If your redemption request is received prior to close of trading on the New York Stock Exchange (4:00 p.m. Eastern time), your redemption will be priced the same day. Any redemption request received after that time will be priced the next day.

     BY MAIL: Your request must include:

     a) original signatures of each registered owner exactly as the shares are registered;
     b)   the fund name and the account number;
     c)   the number of shares or dollar amount to be redeemed; and
     d) any additional documents that may be required for redemption by corporations, partnerships, trusts or other entities.

Send your written request for redemption to: PAUZE FUNDS(TM)
                                             C/O CHAMPION FUND SERVICES
                                             14340 TORREY CHASE BLVD., SUITE 170
                                             HOUSTON, TEXAS 77014

     BY TELEPHONE: You may request redemption by telephone. If you do not wish to allow telephone redemptions by any person on the account, you should decline that option on the account application.

     This feature can only be used on non-institutional accounts if:
     a) the redemption proceeds are to be mailed to the address of record or wired to the pre-authorized bank account;
     b) there has been no change of address of record on the account within the preceding 30 days;
     c)   the   person    requesting   the   redemption   can   provide   proper
          identification; and
     d)   the proceeds of the redemption do not exceed $15,000.

     In connection with telephone redemptions, neither the Funds nor the transfer agent will be responsible for acting upon any instructions reasonably believed by them to be genuine. The Funds and/or the transfer agent will, however, employ reasonable procedures to confirm that instructions communicated by telephone are genuine (including requiring some form of personal identification, providing written confirmations, and tape recording conversations); and if the Funds or the transfer agent do not employ reasonable procedures, they may be liable for losses due to unauthorized or fraudulent transactions.

SPECIAL REDEMPTION ARRANGEMENTS

     Special arrangements may be made by institutional investors, or on behalf of accounts established by brokers, advisers, banks or similar institutions, to have redemption proceeds transferred by wire to pre-established accounts upon telephone instructions. For further information call the Funds at 1-800-327-7170.

SIGNATURE GUARANTEE

     Redemptions in excess of $50,000 currently require a signature guarantee. A signature guarantee is required for all redemptions, regardless of the amount involved, when proceeds are to be paid to someone other than the registered owner of the shares to be redeemed, or if proceeds are to be mailed to an address other than the registered address of record. A signature guarantee verifies the authenticity of your signature and the guarantor must be an eligible guarantor. In order to be eligible, the guarantor must be a participant in a STAMP program (a Securities Transfer Agents Medallion Program). You may call the Funds at 1-800-327-7170 to determine whether the guarantor is eligible.

REDEMPTION PROCEEDS MAY BE SENT TO YOU:

     BY MAIL: If your redemption check is mailed, it is usually mailed within 48 hours of receipt of the redemption request; however, the Funds may hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be mailed until the purchase check has cleared, which may take up to seven days from the purchase date. You may avoid this requirement by investing by bank wire (Federal funds). Please notify the Fund promptly in writing of any change of address.

     BY WIRE: You may authorize the Funds to transmit redemption proceeds by wire provided you send written instructions with a signature guarantee at the time of redemption. Proceeds from your redemption will usually be transmitted on the first business day following the redemption. However, the Funds may hold redemption proceeds for up to seven days. If the shares to be redeemed were purchased by check, the redemption proceeds will not be wired until the purchase check has cleared, which may take up to seven days from the purchase date. A wire fee of up to $20 will be charged by the Funds, which is deducted from redemption proceeds.

ADDITIONAL INFORMATION ABOUT REDEMPTIONS

     (1) The redemption price may be more or less than your cost, depending on the net asset value of the Fund's portfolio next determined after your request is received.

     (2) A request to redeem shares in an IRA or similar retirement account must be accompanied by an IRS Form W4-P and must state a reason for withdrawal as specified by the IRS. Proceeds from the redemption of shares from a retirement account may be subject to withholding tax.

     (3) Each Fund may redeem existing accounts and refuse a potential account the privilege of having an account in the Fund if the Fund reasonably determines that the failure to do so would have a material adverse consequence to the Fund and its shareholders.

     (4) Excessive short term trading has an adverse impact on effective portfolio management as well as upon Fund expenses. The Funds may refuse investments from shareholders who engage in short term trading, including exchanges into a Fund.

ACCOUNT CLOSING FEE

     In order to reduce Fund expenses, an account closing fee of $10 will be assessed to shareholders who redeem all shares in their Fund account and direct that redemption proceeds be directed to them by mail or wire. The charge is payable directly to the transfer agent which, in turn, will reduce its charges to the Fund by an equal amount. The account closing fee does not apply to exchanges between Funds.

     The purpose of the charge is to allocate to redeeming shareholders a more equitable portion of the transfer agent's fee, including the cost of tax reporting, which is based upon the number of shareholder accounts. When a shareholder closes an account, the Fund must continue to carry the account on its books, maintain the account records and complete year-end tax reporting. With no assets, the account cannot pay its own expenses and imposes an unfair burden on remaining shareholders.

SMALL ACCOUNTS

     Fund accounts which fall, for any reason other than market fluctuations, below $1,000 at any time during a month will be subject to a small account charge of $5 for that month which is deducted the next business day. The charge is payable directly to the transfer agent which, in turn, will reduce its charges to the Fund by an equal amount. The purpose of the charge is to allocate the cost of maintaining shareholder accounts more equitably among shareholders.

     Active automatic investment plan, UGMA/UTMA, and retirement plan accounts administered by the Fund's administrator or its agents or affiliates will not be subject to the small account charge.

     In order to reduce expenses, each Fund may redeem all of the shares in any shareholder account, other than an active automatic investment plan, UGMA/UTMA and retirement plan account, if, for a period of more than three months, the account has a net value of $500 or less and the reduction in value is not due to market action. If the Fund elects to close such accounts, it will notify shareholders whose accounts are below the minimum of its intention to do so, and will provide those shareholders with an opportunity to increase their accounts by investing a sufficient amount to bring their accounts up to the minimum amount within ninety (90) days of the notice. No account closing fee will be charged to investors whose accounts are closed under the mandatory redemption provision.

                             MANAGEMENT OF THE FUNDS

     Pauze, Swanson & Associates Investment Advisors, Inc., d/b/a Pauze Swanson Capital Management Co.(TM), 14340 Torrey Chase Blvd., Suite 170, Houston, Texas 77014, the Funds' advisor, is a Texas corporation which was registered with the Securities and Exchange Commission as an investment advisor in December 1993. Mr. Philip C. Pauze, President and controlling shareholder of the advisor, is primarily responsible for the day-to-day management of the Total Return and Short Term Fund's portfolio. He has managed the Total Return Fund since commencement of operations in January 1994 and the Short Term Fund since January 1998.

     Mr. Pauze has specialized in managing portfolios of United States government securities for trusts, small institutions, and retirement plans since 1985. Mr. Philip Pauze assisted the California Funeral Directors Association in establishing the California Master Trust (the "CMT") and has been its financial consultant since inception. CMT's investment performance has been highly rated by independent evaluators. In addition to the CMT, Mr. Philip Pauze serves as the financial consultant to the government bond portfolio of the Pennsylvania Funeral Trust, and to the California and Pennsylvania Funeral Directors Association's Retirement Plans.

     Since October 1998, Mr. Stephen P. Pauze, a Vice President of the advisor, has been responsible for the day-to-day management of the Intermediate Term Fund's portfolio. Mr. Stephen Pauze has a degree in Financial Planning and served as broker-dealer wholesaler and an account executive for the advisor in the Mid-Central and Southeast Regions of the United States from June 1997 to October 1998. From April 1996 to June 1997, Mr. Stephen Pauze was a supervisor at Roadway Express, Inc.

     The advisor furnishes an investment program for the Funds, determines, subject to the overall supervision and review of the Board of Trustees of the Trust, what investments should be purchased, sold and held, and makes changes on behalf of the Trust in the investments of the Funds. For these services, the advisor received fees for the fiscal year ended April 30, 2000, as a percentage of net assets, as follows: Total Return Fund, 0.60%, Intermediate Term Fund, 0.50% and Short Term Fund, 0.50%.

                              SHAREHOLDER SERVICES

     Each Fund has available a number of plans and services to meet the special needs of certain investors. Plans available include, but are not limited to:

     (1)  payroll deduction plans, including military allotments;
     (2)  custodial accounts for minors;
     (3)  a flexible, systematic withdrawal plan; and
     (4)  various   retirement  plans  such  as  IRA,   403(b)(7),   401(k)  and
          employer-adopted defined benefit and defined contribution plans.

     There is an annual charge for each retirement plan fund account with respect to which a service provider acts as custodian. If this charge is not paid separately prior to the last business day of a calendar year or prior to a total redemption, it will be deducted from the shareholder's account.

     Application forms and brochures describing these plans and services can be obtained by calling 1-800-327-7170.

                              HOW SHARES ARE VALUED

     The price of your shares is based on the applicable Fund's net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding.

     Each Fund's assets are generally valued at their market value. If market prices are not available, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value.

     Requests to purchase, exchange and sell shares are processed at the NAV next calculated after we receive your order in proper form.

                             DISTRIBUTIONS AND TAXES

     As a shareholder of a Fund, you are entitled to your share of the Fund's distributed net income and any net gains realized on its investments. Dividend and capital gains distributions will have tax consequences you should know about.

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS

     Each Fund intends to distribute substantially all of its net investment income as DIVIDENDS to its shareholders at the end of each month. Short-term capital gains are distributed at the end of the calendar year and are included in net investment income. Each Fund realizes long-term capital gains whenever it sells securities held for more than one year for a higher price than it paid for them. Each Fund intends to distribute substantially all of its net realized long-term capital gains, if any, at the end of the calendar year as CAPITAL GAIN DISTRIBUTIONS. Each Fund expects that its distributions will consist primarily of dividends.

     Before they are distributed, net long-term capital gains are included in the value of each share. After they are distributed, the value of each share drops by the per-share amount of the distribution. If you reinvest the distribution, the total value of your account will not change.

REINVESTMENTS

     Dividends and capital gain distributions are automatically reinvested in additional shares in the same class of the applicable Fund, unless:

     o you request the Fund in writing or by phone to pay dividend and/or capital gain distributions to you in cash, or

     o you direct the Fund to invest your distributions in any publicly available Pauze Fund(TM) for which you have previously opened an account.

     If your distribution check is returned as undeliverable, or not cashed after 180 days, we will reinvest the check into your account at the then-current net asset value and make future distributions in the form of additional shares.

TAXES

     Distributions are subject to federal income tax and also may be subject to state and local taxes. Each January, you will receive a tax statement showing the kinds and total amount of all distributions you received during the previous year. You must report distributions on your tax returns, even if they are reinvested in additional shares.

     Under Federal law, the income derived from obligations issued by the United States government and certain of its agencies and instrumentalities is exempt from state income taxes. All states that tax personal income permit mutual funds to pass through this tax exemption to shareholders provided applicable diversification/threshold limits and reporting requirements are satisfied.

     Buying a dividend creates a liability. This means buying shares shortly before a net investment income or a capital gain distribution. You pay the full pre-distribution price for the shares, then receive a portion of your investment back as a distribution, which is taxable.

     Redemptions and exchanges subject you to a tax on any capital gain. If you sell shares for more than their cost, the difference is a capital gain. Your gain may be either short term (for shares held for one year or less) or long term (for shares held for more than one year).

     IMPORTANT: This is a brief summary of certain federal tax rules that apply to the Fund. Tax matters are highly individual and complex, and you should consult a qualified tax advisor about your personal situation.

           ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES AND RISKS

PRINCIPAL STRATEGIES

     United States Treasury securities are backed by the full faith and credit of the United States government. These securities differ only in their interest rates, maturities, timing of interest payments, and times of issuance. Treasury bills have initial maturities of one year or less, do not make semi-annual interest payments, and are purchased or sold at a discount from their face value; Treasury notes have initial maturities of one to ten years and pay interest semiannually; and Treasury bonds generally have initial maturities of greater than ten years and pay interest semi-annually.

     Among the bonds that may be purchased are GNMA Certificates (popularly called "Ginnie Maes"). Ginnie Maes are backed by the full faith and credit of the United States government. Ginnie Maes are mortgage-backed securities representing part ownership of a pool of mortgage loans which are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veterans' Administration. Each Fund may invest in Ginnie Maes of the "fully modified pass-through" type which are guaranteed as to the timely payment of principal and interest by the Government National Mortgage Association, a United States government corporation. Interest and principal payments (including prepayments) on the mortgages underlying mortgage-backed securities are passed through to the holders of the mortgage-backed security. Prepayments occur when a holder of the mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying securities vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid and may result in a loss. As a result of these principal payment features, mortgage-backed securities are generally more volatile investments than other United States government securities.

     Each Fund may also purchase U.S. government and U.S. government agency zero-coupon securities. Zero-coupon securities are created by separating the coupon payments and the principal payment from a traditional bond and selling them as individual securities. They include securities that have been stripped of their unmatured interest coupons, as well as the individual interest coupons from those securities that trade separately. Zero-coupon securities do not make any periodic interest payments. Instead, all of the interest and principal is paid when the securities mature. Zero-coupon securities issued by the U.S. government or by an agency of the U.S. government are direct obligations of the U.S. government or the agency, and the final maturity value is supported by the U.S. government or agency security. Zero-coupon securities are sold and priced at a deep discount to their maturity value, the degree of discount being a function of the length of maturity and the interest rate at which they are priced.

Interest Rate Sensitivity: The investment income of each Fund is based on the income earned on the securities it holds, less expenses incurred; thus, a Fund's investment income may be expected to fluctuate in response to changes in such expenses or income. For example, the investment income of a Fund may be affected if it experiences a net inflow of new money that is then invested in securities whose yield is higher or lower than that earned on the then current investments.

     Generally, the value of the securities held by a Fund, and thus the net asset value ("NAV") of the Fund, will rise when interest rates decline. Conversely, when interest rates rise, the value of fixed income securities, and thus the NAV per share of the Fund, may be expected to decline. If the Fund's advisor incorrectly forecasts interest rates, both the rate of return and the NAV of the Fund may be adversely affected. As an example, if the advisor forecasts that interest rates are generally to go up, and accordingly shortens the maturities of the instruments within the Fund and interest rates in fact go down, then the interest income gained by the Fund will be less than if the Fund had not shortened its maturities. Additionally, any capital gain that might have been achieved because of the longer maturities would be less with the shorter maturities. Additionally, should the advisor incorrectly forecast that interest rates are generally going down, lengthen the maturities of the instruments within the Fund and interest rates in fact go up, then the value of the longer maturities would decline more than those of the shorter maturities. Thus, the NAV would also decline more. There is no assurance that the advisor will be correct in its forecast of changes in interest rates nor that the strategies employed by the advisor to take advantage of changes in the interest rate environment will be successful, and thus there is no assurance that a Fund will achieve its investment objective.

NON-PRINCIPAL STRATEGIES

Futures Contracts and Options: The Intermediate Term Bond Fund and the Short Term Bond Fund may invest in futures contracts and option contracts on U.S. government debt securities for hedging purposes only. Futures contracts and options contracts pose additional risks. See the Statement of Additional Information for a description of the risks.

Investment Objective: The investment objective of each Fund is not fundamental, and may be changed by the Board of Trustees without shareholder approval. Any such change may result in a Fund having an investment objective different from what the shareholder considered appropriate at the time of investment in the Fund.

Lending of Portfolio Securities: Each Fund may lend securities to broker-dealers or institutional investors for their use in connection with short sales, arbitrages and other securities transactions. A Fund will not lend portfolio securities unless the loan is secured by collateral (consisting of any combination of cash and United States government securities) in an amount at least equal (on a daily mark-to-market basis) to the current market value of the securities loaned. In the event of a bankruptcy or breach of agreement by the borrower of the securities, the Fund could experience delays and costs in recovering the securities loaned. A Fund will not enter into securities lending agreements unless its custodian bank/lending agent will fully indemnify the Fund against loss due to borrower default. A Fund may not lend securities with an aggregate market value of more than one-third of the Fund's total net assets.

When-Issued and Delayed Delivery Securities: Each Fund may purchase debt obligations on a "when-issued" basis or may purchase or sell securities for delayed delivery. In when-issued or delayed delivery transactions, delivery of the securities occurs beyond normal settlement period, but the Fund would not pay for such securities or start earning interest on them until they are delivered. However, when a Fund purchases securities on a when-issued or delayed delivery basis, it immediately assumes the risks of ownership, including the risk of price fluctuation. Failure of delivery of a security purchased on a when-issued basis or delayed delivery basis may result in a loss or missed opportunity to make an alternative investment. Depending on market conditions, a Fund's when-issued and delayed delivery purchase commitments could cause its net asset value per share to be more volatile, because such securities may increase the amount by which the Fund's total assets, including the value of when-issued and delayed delivery securities held by the Fund, exceed its net assets.

                              FINANCIAL HIGHLIGHTS

         The following condensed financial information has been audited by Tait, Weller & Baker, the Funds' independent accountants. The information should be read in conjunction with the audit report and financial statements included in the 2000 Annual Report to Shareholders. In addition to the data set forth below, further information about performance of the Funds is contained in the


Annual Report which may be obtained without charge from the Funds' distributor. The presentation is for a share outstanding throughout each period ended April 30, except as indicated.


                Net Asset                        Realized              Dividends      Distributions
                  Value             Net       and Unrealized            from Net          from             Value
                Beginning       Investment    Gains (Losses)           Investment        Capital            End
                of Period         Income      of Investments             Income           Gains          of Period
------------------------------------------------------------------------------------------------------------------
U.S. Government Total Return Bond Fund
------------------------------------------------------------------------------------------------------------------
2000              $ 8.62          $ 0.32          $(0.50)                $(0.32)             -             $ 8.08
1999                9.60            0.35           (0.79)                 (0.35)          $(0.19)            8.62
1998                9.17            0.43            1.27                  (0.44)           (0.83)            9.60
1997                9.54            0.45           (0.37)                 (0.45)              --             9.17
1996                9.37            0.44            0.31                  (0.44)           (0.14)            9.54
------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate Term Bond Fund
------------------------------------------------------------------------------------------------------------------
2000              $ 9.77          $ 0.32          $(0.39)                $(0.32)             -             $ 9.38
1999               10.10            0.33           (0.21)                 (0.33)          $(0.12)            9.77
1998                9.72            0.34            0.43                  (0.34)           (0.05)           10.10
1997 (1)           10.00            0.18           (0.19)                 (0.18)           (0.09)            9.72
------------------------------------------------------------------------------------------------------------------
U.S. Government Short Term Bond Fund
------------------------------------------------------------------------------------------------------------------
2000              $10.09          $ 0.25          $(0.30)                $(0.25)             -             $ 9.79
1999               10.06            0.29            0.19                  (0.33)          $(0.12)           10.09
1998                9.98            0.29            0.08                  (0.29)              --            10.06
1997 (2)           10.00            0.14           (0.01)                 (0.14)           (0.01)            9.98

                                                                                                    Ratio of Net
                                                                                     Ratio of        Investment
                                                                   Ratio of Net     Expenses to     Income (loss)
                                                    Ratio of        Investment        Average        to Average
                                 Net Assets       Expenses to         Income        Net Assets       Net Assets      Portfolio
                   Total           End of            Average        to Average      (Excluding       (Excluding      Turnover
                  Return        Period (000)       Net Assets       Net Assets        Waivers)         Waivers)         Rate
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Total Return Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
2000               (2.63)%         $58,281            1.71%            3.74%            1.71%            3.74%        4,365%
1999               (4.83)           56,124            1.68             3.73             1.68             3.73         1,226
1998               18.91            78,350            1.65             4.41             1.65             4.41           252
1997                0.80            67,936            1.40             4.75             1.40             4.75           202
1996                8.08            71,294            1.23             4.74             1.23             4.74           228
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Intermediate Term Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
2000               (0.77)%        $  5,281            2.08%            3.39%            2.08%            3.39%        2,255%
1999                1.13             8,564            1.66             3.15             1.66             3.15           711
1998                8.01             2,722            2.17             3.51             2.17             3.51           260
1997 (1)           (0.12)            1,247            2.47             3.23             2.48             3.22           299
-------------------------------------------------------------------------------------------------------------------------------
U.S. Government Short Term Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
2000               (0.52)%        $  1,915            2.80%            2.75%            2.80%            2.75%        1,265%
1999                4.79             2,008            1.73             3.15             1.73             3.15           258
1998                3.76             1,868            2.42             3.18             2.60             2.95            47
1997 (2)            1.25               236            3.03             2.58             5.18             0.43           352

(1) Commenced operations on October 10, 1996. All ratios, except total return, for the period have been annualized.
(2) Commenced operations on September 3, 1996. All ratios, except total return, for the period have been annualized.

                               INVESTMENT ADVISOR
                    Pauze Swanson Capital Management Co. (TM)
                     14340 Torrey Chase Boulevard, Suite 170
                              Houston, Texas 77014


                         ADMINISTRATOR & TRANSFER AGENT
                             Champion Fund Services
                     14340 Torrey Chase Boulevard, Suite 170
                              Houston, Texas 77014


                                   DISTRIBUTOR
                            B.C. Ziegler and Company
                               215 North Main St.
                           West Bend, Wisconsin 53095


                                    CUSTODIAN
                                Firstar Bank, N.A
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                   ACCOUNTANTS
                              Tait, Weller & Baker
                         8 Penn Center Plaza Suite 800
                             Philadelphia, PA 19103

                                  LEGAL COUNSEL
                             Brown, Cummins & Brown
                                3500 Carew Tower
                                 441 Vine Street
                             Cincinnati, Ohio 45202

                                 PAUZE FUNDS(TM)

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this Prospectus, contains detailed information on Fund policies and operation. Shareholder reports contain management's discussion of market conditions, investment strategies and performance results as of the Funds' latest semi-annual or annual fiscal year end.

     Call the Funds at 1-800-327-7170 to request free copies of the SAI and the Funds' annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries.

     You may review and copy information about the Funds (including the SAI and other reports) from the Securities and Exchange Commission Public Reference Room in Washington, D.C. Call the SEC at 202-942-8090 for room hours and operation. You may also obtain Fund information on the SEC's Internet site at http:\\www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

                       Investment Company Act # 811-08148

                       STATEMENT OF ADDITIONAL INFORMATION

                                   PAUZE FUNDS

                  PAUZE U.S. GOVERNMENT TOTAL RETURN BOND FUND
                PAUZE U.S. GOVERNMENT INTERMEDIATE TERM BOND FUND
                   PAUZE U.S. GOVERNMENT SHORT TERM BOND FUND

     This Statement of Additional Information ("SAI") is not a Prospectus. It should be read in conjunction with the Prospectus of the Funds dated June 30, 2000. This SAI incorporates by reference the financial statements and independent auditor's report from the Funds' Annual Report to Shareholders for the fiscal year ended April 30, 2000 ("Annual Report"). A free copy of the Prospectus and Annual Report can be obtained by writing the Funds at 14340 Torrey Chase, Suite 170, Houston, TX 77014-1024 or by calling the Funds at (800) 327-7170.


     The date of this Statement of Additional Information is June 30, 2000.

                                TABLE OF CONTENTS

GENERAL INFORMATION...........................................................2

INVESTMENT OBJECTIVES AND POLICIES............................................3

PORTFOLIO TURNOVER............................................................8

PORTFOLIO TRANSACTIONS........................................................9

MANAGEMENT OF THE TRUST.......................................................9

PRINCIPAL HOLDERS OF SECURITIES...............................................11

INVESTMENT ADVISORY SERVICES..................................................13

ADMINISTRATOR SERVICES........................................................14

TRANSFER AGENCY AND OTHER SERVICES............................................15

12b-1 PLAN OF DISTRIBUTION....................................................15

ADDITIONAL INFORMATION ON REDEMPTIONS.........................................16

CALCULATION OF PERFORMANCE DATA...............................................16

TAX STATUS....................................................................18

CUSTODIAN.....................................................................20

INDEPENDENT ACCOUNTANTS.......................................................20

FINANCIAL STATEMENTS..........................................................20

                               GENERAL INFORMATION

     Pauze Funds (the "Trust") is an open-end management investment company and is a voluntary association of the type known as a "business trust" organized on October 15, 1993 under the laws of the Commonwealth of Massachusetts. The Board of Trustees of the Trust has the power to create additional series, or divide existing series into two or more classes, at any time, without a vote of shareholders of the Trust. Each series is authorized to issue four classes of shares. Each series represents a separate diversified portfolio of securities (collectively referred to herein as the "Portfolios" or "Funds" and individually as a "Portfolio" or "Fund").

     The assets received by the Trust from the issue or sale of shares of each Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to the Portfolio. They constitute the underlying assets of the Portfolio, are required to be segregated on the books of accounts, and are to be charged with the expenses with respect to the Portfolio. In the event additional portfolios are created, any general expenses of the Trust, not readily identifiable as belonging to the Portfolio, shall be allocated by or under the direction of the Board of Trustees (the "Trustees") in such manner as the Trustees determine to be fair and equitable. Shares represent a proportionate interest in the Portfolio. Shares of each Portfolio have been divided into classes with respect to which the Trustees have adopted allocation plans regarding expenses specifically attributable to a particular class of shares. Subject to such an allocation, all shares are entitled to such dividends and distributions, out of the income belonging to the Portfolio, as are declared by the Trustees. Upon liquidation of the Trust, shareholders of the Portfolio are entitled to share pro rata, adjusted for expenses attributable to a particular class of shares, in the net assets belonging to the Portfolio available for distribution.

     Under the Trust's Master Trust Agreement, no annual or regular meeting of shareholders is required; however, the Trustees may call meetings to take action on matters which require shareholder vote and other matters which Trustees determine shareholder vote is necessary or desirable. Whether appointed by prior Trustees or elected by shareholders, an "Independent" Trustee serves as Trustee of the Trust for a period of six years. However, the Trustees' terms are staggered so that the terms of at least 25% of the Board of Trustees will expire every three years. A Trustee whose term is expiring may be re-elected. Thus, shareholder meetings will ordinarily be held only once every three years unless otherwise required by the Investment Company Act of 1940 (the "1940 Act").

     On any matter submitted to shareholders, the holder of each share is entitled to one vote per share (with proportionate voting for fractional shares) irrespective of the relative net asset values of each Portfolio's shares. On matters affecting an individual Portfolio, a separate vote of shareholders of the Portfolio is required. On matters affecting an individual class of shares, a separate vote of shareholders of the class is required.

     Shares do not have cumulative voting rights, which means that in situations in which shareholders elect Trustees, holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trust's Trustees, and the holders of less than 50% of the shares voting for the election of Trustees will not be able to elect any person as a Trustee.

     Shares are fully paid and non-assessable by the Trust, have no preemptive or subscription rights and are fully transferable. There are no conversion rights.

     Under Massachusetts law, the shareholders of the Trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Master Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Master Trust Agreement provides for indemnification out of the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

                       INVESTMENT OBJECTIVES AND POLICIES

     The  following  information   supplements  the  discussion  of  the  Funds'
investment objectives and policies in the Funds' Prospectus.

INVESTMENT RESTRICTIONS

     A Fund will not change any of the following investment restrictions, without, in either case, the affirmative vote of a majority of the outstanding voting securities of the Fund, which, as used herein, means the lesser of (1) 67% of the Fund's outstanding shares present at a meeting at which more than 50% of the outstanding shares of the Fund are represented either in person or by proxy, or (2) more than 50% of the Fund's outstanding shares.

     The Funds may not:

     (1)  Issue senior securities.

     (2) Borrow money, except that the Fund may borrow not in excess of 33 1/3% of the total assets of the Fund from banks as a temporary measure for extraordinary purposes.

     (3)  Underwrite the securities of other issuers.

     (4) Purchase or sell real property (including limited partnership interests, but excluding readily marketable interests in real estate investment trusts or readily marketable securities or companies which invest in real estate).

     (5) Engage in the purchase or sale of commodities or commodity contracts; except that each of the Intermediate Term Fund and the Short Term Fund may invest in bond futures contracts and options on bond futures contracts for bona fide hedging purposes.

     (6) Lend its assets, except that purchases of debt securities in furtherance of the Fund's investment objectives will not constitute lending of assets and except that the Fund may lend portfolio securities with an aggregate market value of not more than one-third of the Fund's total net assets.(Accounts receivable for shares purchased by telephone shall not be deemed loans.)

     (7) Purchase any security on margin, except that it may obtain such short-term credits as are necessary for clearance of securities transactions. This restriction does not apply to bona fide hedging activity in the Intermediate Term Fund and Short Term Fund utilizing financial futures and related options.

     (8)  Make short sales.

     (9) Invest more than 25% of its total assets in securities of companies principally engaged in any one industry, except that this restriction does not apply to debt obligations of the United States Government which are protected by the full faith and credit of the United States Government.

     (10) (a) Invest more than 5% of the value of its total assets in securities of any one issuer, except such limitation shall not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities, or (b) acquire more than 10% of the voting securities of any one issuer.

     The following investment restrictions may be changed by the Board of Trustees without a shareholder vote.

     The Fund may not:

     (11) Invest in warrants to purchase common stock.

     (12) Invest  in  companies  for  the  purpose  of  exercising   control  or
          management

     (13) Hypothecate, pledge, or mortgage any of its assets, except to secure loans as a temporary measure for extraordinary purposes and except as may be required to collateralize letters of credit to secure state surety bonds.

     (14) Participate on a joint or joint and several basis in any trading account.

     (15) Invest in any foreign securities.

     (16) Invest more than 15% of its total net assets in illiquid securities.

     (17) Invest in oil, gas or other mineral leases.

     (18) In connection with bona fide hedging activities, invest more than 2.5% of their assets as initial margin deposits or premiums for futures contracts and provided that said Funds may enter into futures contracts and option transactions only to the extent that obligations under such contracts or transactions represent not more than 100% of a Fund's assets.

     If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage, resulting from a change in values of portfolio securities or amount of net assets, will not be considered a violation of any of the foregoing restrictions.

     The following discussion of the investment objectives, policies and risks associated with the Fund supplements the discussion in the prospectus.

ZERO COUPON BONDS

     Each Fund may invest in bonds that are "zero coupon" United States Government securities (which have been stripped of their unmatured interest coupons and receipts). The Fund will only invest in "zeros" which are issued by the United States Treasury or United States government agencies, and not those issued by broker-dealers or banks. The Fund will not invest in Interest Only or Principal Only ("IOs" or "POs") mortgage-backed securities or derivative products. Zero coupon securities tend to be more sensitive to changes in interest rates than other types of United States Government securities. As a result, a rise or fall in interest rates will have a more significant impact on the market value of these securities. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is accrued as income to the Fund and distributed to its shareholders. These distributions must be made from the Fund's cash assets, or, if necessary, from the proceeds of sales of portfolio securities.

REPURCHASE AGREEMENTS

     Each Fund may invest a portion of its assets in repurchase agreements with domestic broker-dealers, banks and other financial institutions, provided the Fund's custodian always has possession of securities serving as collateral or has evidence of book entry receipt of such securities. In a repurchase agreement, a fund purchases securities subject to the seller's agreement to repurchase such securities at a specified time (normally one day) and price. The repurchase price reflects an agreed-upon interest rate during the time of investment. All repurchase agreements must be collateralized by

United States Government or government agency securities, the market values of which equal or exceed 102% of the principal amount of the repurchase obligation. If an institution enters insolvency proceedings, the resulting delay in liquidation of securities serving as collateral could cause the Fund some loss if the value of the securities declines prior to liquidation. To minimize the risk of loss, each Fund will enter into repurchase agreements only with institutions and dealers which are considered creditworthy.

INTERMEDIATE TERM FUND AND SHORT TERM FUND USE OF FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Futures contracts and options may be used for several reasons: to hedge securities held to effectively reduce the average weighted maturity; to maintain cash reserves while remaining fully invested; to facilitate trading; to reduce transaction costs; or to seek higher investment returns when a futures contract is priced more attractively than the underlying security or index. Neither Fund may use futures contracts or options transactions to leverage assets.

     The Intermediate Term and Short Term Funds may purchase or sell options on individual securities, and may enter into trading in options on futures contracts, may purchase put or call options on futures contracts, and may sell such options in closing transactions.

     The primary risks associated with the use of futures contracts and options are: (i) imperfect correlation between the change in market value of the U.S. Government securities held by a Fund and the prices of futures contracts and options; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk of imperfect correlation will be minimized by investing only in those contracts whose price fluctuations are expected to resemble those of a Fund's underlying securities. The risk that a Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     An option will not be purchased for a Fund if, as a result, the aggregate initial margins and the premiums paid for all options and futures contracts that a Fund owns would exceed 2.5% of its net assets at the time of such purchase.

     Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government Agency.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold" or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, then to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Funds expect to earn interest income on their margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators". Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Funds intend to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC, as applicable to a Fund, require that all of its futures transactions constitute bona fide hedging transactions. A Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, it is expected that approximately 75% of its futures contract purchases will be "completed", that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs usually are lower than transaction costs incurred in the purchase and sale of the underlying securities.

RESTRICTIONS ON THE USE OF FUTURES CONTRACTS

     A Fund will not enter into futures contract transaction to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts and premiums paid for all options and futures contracts exceed 2.5% of its net assets at the time of the transaction. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 100% of the Fund's total assets.

RISK FACTORS IN FUTURES TRANSACTIONS

     Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge it.

     A Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, Pauze Swanson Capital Management Co., the Funds' Investment Advisor, does not believe that the Funds are subject to the risks of loss frequently associated with leveraged futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that a Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

FEDERAL TAX TREATMENT OF FUTURES CONTRACTS

     Except for transactions a Fund has identified as hedging transactions, the Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or other income derived with respect to the Fund's business of investment in securities or currencies. In addition, with respect to tax years commencing before August 5, 1997, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income, provided, however, that for purposes of the 30% test, the Internal Revenue Code of 1986, as amended, provides that losses on securities underlying an option or a futures contract may be offset against any gains realized on the disposition of the option or futures contract. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. It is anticipated that unrealized gains on futures contracts which have been open for less than three months as of the end of a Fund's fiscal year and which are recognized for tax purposes will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

SEGREGATED ASSETS AND COVERED POSITIONS

     When purchasing futures contracts, selling an uncovered call option, or purchasing securities on a when-issued or delayed delivery basis, the Funds will restrict cash, which may be invested in repurchase obligations or liquid securities. When purchasing a stock index futures contract, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the market value of the futures contract and not less than the market price at which the futures contract was established. When selling an uncovered call option, the amount of restricted cash or liquid securities, when added to the amount deposited with the broker as margin, will be at least equal to the value of securities underlying the call option and not less than the strike price of the call option. When purchasing securities on a when-issued or delayed delivery basis, the amount of restricted cash or liquid securities will be at least equal to the Fund's when-issued or delayed delivery commitments.

     The restricted cash or liquid securities will either be identified as being restricted in the Fund's accounting records or physically segregated in a separate account at the Trust's custodian. For the purpose of determining the adequacy of the liquid securities which have been restricted, the securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be restricted on a daily basis so that the value of the restricted cash or liquid securities, when added to the amount deposited with the broker as margin, equals the amount of such commitments by a Fund.

     Fund assets need not be segregated if the Fund "covers" the futures contract or call option sold. For example, the Fund could cover a futures or forward contract which it has sold short by owning the securities or currency underlying the contract. The Fund may also cover this position by holding a call option permitting the Fund to purchase the same futures or forward contract at a price no higher than the price at which the sell position was established.

     A Fund could cover a call option which it has sold by holding the same security underlying the call option. A Fund may also cover by holding a separate call option of the same security or stock index with a strike price no higher than the strike price of the call option sold by the Fund. The Fund could cover a call option which it has sold on a futures contract by entering into a long position in the same futures contract at a price no higher than the strike price of the call option or by owning the securities or currency underlying the futures contract. The Fund could also cover a call option which it has sold by holding a separate call option permitting it to purchase the same futures contract at a price no higher than the strike price of the call option sold by the Fund.

BORROWING

     Each Fund may borrow from a bank up to 33 1/3% of its total assets (reduced by the amount of all liabilities and indebtedness other than such borrowings) as a temporary measure for extraordinary purposes. To the extent that a Fund borrows money, the Fund will be leveraged; at such times, the Fund may appreciate or depreciate in value more rapidly than its benchmark index. Each Fund will repay any money borrowed in excess of 33 1/3% of the value of its total assets prior to purchasing additional portfolio securities.

                               PORTFOLIO TURNOVER

     Pauze Funds' Investment Advisor buys and sells securities for the Fund to accomplish its investment objectives. The Funds' investment policies may lead to frequent changes in investments, particularly in periods of rapidly fluctuating interest rates. The Funds' investments may also be traded to take advantage of perceived short-term disparities in market values or yields among securities of comparable quality and maturity.

     A change in the securities held by a Fund is known as "portfolio turnover." Portfolio turnover rates are set forth in the "Financial Highlights" portion of the prospectus. High portfolio turnover in any given year indicates a substantial amount of short-term trading, which will result in payment by the Fund from capital of above-average amounts of markups to dealers and could result in the payment by shareholders of above-average amounts of taxes on realized investment gain. Any short-term gain realized on securities will be taxed to shareholders as ordinary income. See "Tax Status."

                             PORTFOLIO TRANSACTIONS

     Applicable law requires that the Advisor, in executing portfolio transactions and selecting brokers or dealers, seek the best overall terms available. In assessing the terms of a transaction, consideration may be given to various factors, including the breadth of the market in the security, the price of the security and the financial condition and execution capability of the broker or dealer (for a specified transaction and on a continuing basis). When transactions are executed in the over-the-counter market, it is intended generally to seek first to deal with the primary market makers. However, the services of brokers will be utilized if it is anticipated that the best overall terms can thereby be obtained. Purchases of newly issued securities for the Fund usually are placed with those dealers from which it appears that the best price or execution will be obtained. Those dealers may be acting as either agents or principals.

     As all portfolio securities transactions were executed with principals, none of the Funds paid brokerage fees for the fiscal years ended April 30, 1998 through April 30, 2000.

                             MANAGEMENT OF THE TRUST

     The business and affairs of the Funds are managed by the Trust's Board of Trustees. The Trustees establish policies, as well as review and approve contracts and their continuance. The Trustees also elect the officers of the Trust The Trustees and Officers of the Trust, and their principal occupations during the past five years are set forth below, along with their business address, 14340 Torrey Chase Blvd., Houston, Texas 77014.

NAME, ADDRESS & AGE        TRUST POSITION      PRINCIPAL OCCUPATION
-------------------        --------------      --------------------
Philip C. Pauze **         President and       President of Pauze, Swanson & Associates
14340 Torrey Chase Blvd.   Trustee             Investment Advisors, Inc., d/b/a Pauze
Suite 170                                      Swanson Capital Management Co., an asset
Houston, Texas 77014                           management firm specializing in
Year of Birth: 1941                            management of fixed income portfolios since
                                               April 1993.  Owner of Philip C. Pauze &
                                               Associates, a management consulting firm
                                               since April 1993.  Vice President and
                                               Registered Representative with Shearson
                                               Lehman Brothers from 1988 to 1993. Financial
                                               Consultant to California Master Trust since
                                               1986.

Lois Juarez                Treasurer,          CPA. March 1999 to Present, Director of
14340 Torrey Chase         Chief               Administration and Fund Accounting for
Houston, TX 77014          Financial           Champion Fund Services. July 1998 to
Year of Birth: 1952        Officer             December 1998, Vice President for
                                               Chase Bank of Texas.  July 1992 to July
                                               1998, Volume/Tariff Analyst for ARCO Pipe
                                               Line Company (an Atlantic Richfield
                                               company). 1987 to 1991 Manager of Fund
                                               Reporting and Fund Accounting for Variable
                                               Annuity Life Insurance Co.

Patricia S. Dobson**       Trustee and         Vice President of Pauze, Swanson &
14340 Torrey Chase         Secretary           Associates Investment Advisors, Inc., since
Houston, TX 77014                              1996.  Assistant Vice President of Pauze
Year of Birth: 1943                            Swanson from  1995 to 1996.  Administrator
                                               of  Pauze Swanson from 1993 to 1995.  Vice
                                               President of Champion Fund Services since
                                               March 1999.

                                       9

Paul J. Hilbert            Trustee             Attorney with the firm of Paul J. Hilbert &
2301 FM 1960 West                              Associates, Houston, Texas, practicing civil
Houston, TX 77068                              Houston, TX law since 1975.  Legislator,
Year of Birth: 1949                            Texas House of Representatives since 1982.

Gordon Anderson            Trustee             Consultant with the Texas Education
1806 Elk River Rd.                             Agency, Region 4 Education Service Center,
Houston, TX  77090                             School Board and Superintendent Development
Year of Birth: 1935                            Program since March 1998. President, RAJ
                                               Development Corporation: investor, developer
                                               and home builder from 1997 to 1998. Retired
                                               (July 1997) Superintendent of Spring
                                               Independent School District, Houston, Texas.

Wayne F. Collins           Trustee             Retired.  From September 1991 to February
32 Autumn Crescent                             1994 was Vice President of Worldwide
The Woodlands, TX  77381                       Business Planning of the Compaq Computer
Year of Birth: 1941                            Corporation. Served Compaq Computer
                                               Corporation as Vice President of Materials
                                               Operations from September 1988 to September
                                               1991; Vice President, Materials and
                                               Resources from April 1985 to September 1991;
                                               Vice President, Corporate Resources from
                                               June 1983 to September 1988.

Robert J. Pierce           Trustee             Richard Pierce Funeral Service since 1967,
1791 #2 Silverado Trail                        serving in such capacities as President and
Napa, CA  94558                                General Manager. In addition, in June 1997,
Year of Birth: 1945                            became Vice  President (Western  Division)
                                               and Chief Operating Officer (Northern
                                               California Region) of Stewart Enterprises,
                                               Inc.

     ** This Trustee may be deemed an "interested person" of the Trust as defined in the Investment Company Act of 1940.

     Trustee fees are Trust expenses and each portfolio pays a portion of the Trustee fees. The compensation paid to the Trustees of the Trust for the fiscal year ended April 30, 2000 is set forth below.

                         AGGREGATE COMPENSATION
                         FROM TRUST (THE TRUST IS
NAME                     NOT IN A FUND COMPLEX)     TOTAL COMPENSATION
----                     ----------------------     ------------------
Philip C. Pauze          $0                                 $0
Patricia S. Dobson       $0                                 $0
Paul J. Hilbert          $12,500                            $12,500
Wayne F. Collins         $12,500                            $12,500
Gordon Anderson          $12,500                            $12,500
Robert J. Pierce         $12,500                            $12,500

                         PRINCIPAL HOLDERS OF SECURITIES

Other than indicated below, as of June 15, 2000, the Officers and Trustees of the Trust, as a group, owned less than 1% of the outstanding shares of the Pauze Funds(TM). The Trust is aware of the following persons who owned of record, or beneficially, more than 5% of the outstanding shares of the Pauze Funds(TM) as of June 15, 2000:

CLASS    NAME & ADDRESS OF OWNER                  % OWNED      TYPE OF OWNERSHIP
-----    -----------------------                  -------      -----------------

                  PAUZE U. S. GOVERNMENT TOTAL RETURN BOND FUND

No Load  Norwest Bank Minnesota, NA                6.14%              Record
         FBO: TX Prepaid Funeral Fund N-G
         P O Box 1533
         Minneapolis, MN  55480


No Load  Donaldson Lufkin & Jenrette               6.34%              Record
         Securities Corp.
         P O Box 2052
         Jersey City, NJ  07303-9998

No Load  Mechanics Bank of Richmond, TTEE         83.91%              Record
         FBO California Master Trust
         3170 Hilltop Mall Road
         Richmond, CA  94806

Class B  SEI Trust Company                         9.79%              Record
         FBO 601 Banks
         One Freedom Valley Dr.
         Oaks,  PA  19456

Class B  Donaldson Lufkin & Jenrette              90.22%              Record
         Securities Corp.
         P O Box 2052
         Jersey City,  NJ  07303-9998

Class C  Comerica Bank Escrow Agent               47.77%              Record
         FBO MMC Grantor Escrow Account
         411 W. Lafayette
         Detroit, MI 48226

Class C  Comerica Bank Escrow Agent               48.19%              Record
         FBO MMC Non-Grantor Escrow Account
         411 W. Lafayette
         Detroit, MI  48226

               PAUZE U. S. GOVERNMENT INTERMEDIATE TERM BOND FUND

No Load  Donaldson Lufkin & Jenrette               6.61%              Record
         Securitites Corp.
         P O Box 2052
         Jersey City,  NJ 07303-9998

No Load  Norwest Bank Minnesota, NA               14.87%              Record
         FBO: TX Prepaid Funeral Fund G
         P O Box 1533
         Minneapolis, MN  55480


No Load  Strafe & Co. F/A/O Cooper Agency         17.34%              Record
         P O Box 160
         Westerville, OH  43086-0160


No Load  Norwest Bank Minnesota, NA               53.97%              Record
         FBO: TX Prepaid Funeral Fund N-G
         P O Box 1533
         Minneapolis, MN  55480

Class B  SEI Trust Company                        30.67%              Record
         FBO 601 Banks
         One Freedom Valley Drive
         Oaks, PA  19456

Class B  Donaldson Lufkin & Jenrette              63.56%              Record
         Securities Corp.
         P O Box 2052
         Jersey City, NJ  07303

                   PAUZE U. S. GOVERNMENT SHORT TERM BOND FUND


No Load  CFTOC, Nominee
         Community First Trust Co, TTEE            5.43%              Record
         FBO Hamilton Funeral Service Centers
         dba Fitzhenry's Funeral Home and
         Crematory
         P O Box 1410
         Ruston, LA 71273

No Load  Mechanics Bank of Richmond, TTEE          5.95%              Record
         FBO California Master Trust
         3170 Hilltop Mall Road
         Richmond, CA  94806

No Load  Strafe & Co. F/A/O Cooper Agency          8.82%              Record
         P O Box 160
         Westerville, OH  43086-0160

No Load  Norwest Bank Minnesota, NA               17.09%              Record
         FBO: TX Prepaid Funeral Fund G
         P O Box 1533
         Minneapolis, MN  55480

No Load  Norwest Bank Minnesota, NA               58.53%              Record
         FBO: TX Prepaid Funeral Fund N-G
         P O Box 1533
         Minneapolis, MN  55480

Class B  Donaldson Lufkin & Jenrette                100%              Record
         Securitites Corp.
         P O Box 2052
         Jersey City, NJ 07303-9998

Class C  Comerica Bank Escrow Agent               47.89%              Record
         FBO MMC Grantor Escrow Account
         411 W. Lafayette
         Detroit, MI 48226

Class C  Comerica Bank Escrow Agent               49.31%              Record
         FBO MMC Non-Grantor Escrow Account
         411 W. Lafayette
         Detroit, MI  48226

As of June 15, 2000, as a result of the beneficial ownership described above, Mechanics Bank of Richmond, TTEE FBO: California Master Trust may be deemed to control the Total Return Fund (it beneficially owns 81% of the Fund) and Norwest Bank of Minnesota, NA FBO: TX Prepaid Funeral Fund N-G, may be deemed to control the Intermediate Term Fund (it beneficially owns 46% of the Fund) and the Short Term Fund (it beneficially owns 40% of the Fund). Each of these shareholders, as a result of this ownership, may respectively have the ability to control the outcome of any proposal submitted for approval to the shareholders of the Fund the shareholder may be deemed to control, including proposals to change the Fund's fundamental policies or the terms of the management agreement with the Fund's investment advisor.

                          INVESTMENT ADVISORY SERVICES

     Pauze, Swanson & Associates Investment Advisors, Inc., dba Pauze Swanson Capital Management Co., an investment management firm (the "Advisor"), pursuant to an Advisory Agreement provides investment advisory and management services to the Trust. It will compensate all personnel, officers and Trustees of the Trust if such persons are employees of the Advisor or its affiliates.

     The Advisory Agreement was approved by the Board of Trustees of the Trust (including a majority of the "disinterested Trustees") and by vote of a majority of the outstanding voting securities of the Total Return Fund in May 1996. The terms of the votes approving the Advisory Agreement provide that it will continue until October 31, 1997, and from year to year thereafter as long as it is approved at least annually both (i) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940 [the "Act"]) or by the Board of Trustees of the Trust, and (ii) by a vote of a majority of the Trustees who are not parties to the Advisory

Agreement or "interested persons" of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated on 60 days' written notice by either party and will terminate automatically if it is assigned. The Advisory Agreement was approved with respect to the Intermediate Term Fund and the Short Term Fund during March 1996.

     The Advisory Agreement with the Trust provides for each Fund to pay the Advisor an annual management fee equal to a percentage of the Fund's average net assets (1/12 of the applicable percentage monthly) as follows: Total Return Fund 0.60% on the first $100 million, 0.50% on the next $150 million, 0.45% on the next $250 million and 0.40% on net assets in excess of $500 million; Intermediate Term Fund, 0.50%; and Short Term Fund, 0.50%.

     For the fiscal years ended April 30, 1998, 1999 and 2000 the Trust, on behalf of the Total Return Fund, paid the Advisor fees (net of expenses paid by the Advisor or fee waivers) of $442,281, $414,189 and $356,940, respectively.

     For the fiscal years ended April 30, 1998, 1999 and 2000 the Trust, on behalf of the Intermediate Term Fund, paid the Advisor fees (net of expenses paid by the Advisor or fee waivers) of $13,686, $38,820 and $33,298, respectively.

     For the fiscal years ended April 30, 1998, 1999 and 2000, the Trust, on behalf of the Short Term Fund, paid the Advisor fees (net of expenses paid by the Advisor or fee waivers) of $7,608, $19,205 and $9,169, respectively.

     The Trust and the Advisor have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940. The Codes restrict the personal investing activities of all employees of the Advisor and the Trust. The Code requires that absent prior approval, no employee shall purchase or sell, directly or indirectly, any security in which he or she has, or by reason of such transaction acquires, any direct or indirect beneficial ownership and which he or she knows or should have known at the time of such purchase or sale that such security: (a) is being considered for purchase or sale by a Fund; or (b) is being purchased or sold by a Fund. In addition, employees are prohibited from buying or selling a security for seven days both before and after he or she purchases or sells the same security is purchased or sold by a Fund. Employees are prohibited from acquiring any security in an initial public offering or in a private placement unless the employee obtains prior approval. The restrictions and prohibitions apply to most securities transactions by employees of the Advisor, with limited exceptions for some securities (such as U.S. government securities and mutual funds).

                                THE ADMINISTRATOR

     Fund Services Inc., ("FSI") dba Champion Fund Services, 14340 Torrey Chase Blvd., Suite 170 Houston, Texas 77014, under an Administration Agreement with the Trust dated July 1, 1999, administers the affairs of the Trust. Philip C. Pauze, President of FSI has been President and a Trustee of the Trust since its inception in 1993. Fund Services, Inc. assumed responsibilities as Administrator effective July 1, 1999.

     Under the Administration Agreement, the Administrator, subject to the overall supervision and review of the Board of Trustees of the Trust, FSI supervises parties providing services to the Trust, provides the Trust with office space, facilities and business equipment, and provides the services of executive and clerical personnel for administering the affairs of the Trust.

     The Administration Agreement provides for the Trust to pay the Administrator an annual fee of $145,000, which is allocated among all of the funds of the Trust pro rata based on their respective net assets. For the period July 1, 1999 to April 30, 2000, FSI received $119,640 from the Trust for these services. FSI also provides transfer agency, dividend disbursing and accounting services to the Funds for which it receives separate compensation.

                        TRANSFER AGENT AND OTHER SERVICES


     FSI, under a Transfer Agency and Shareholder Services Agreement with the Trust dated July 1, 1999, provides transfer agency, dividend disbursing, and shareholder services to the Funds. The Transfer Agency Agreement provides for the Trust to pay FSI an annual base fee of $90,000, plus $18 per open shareholder account, plus $1 per shareholder account with 12b-1 fees, plus $1 per shareholder account with front end or back end sales charges, and plus $1 per account in non-annual dividend funds.

     FSI, under an Accounting Services Agreement with the Trust dated July 1, 1999, also provides accounting services to the Funds. The Accounting Services Agreement provides for the Trust to pay FSI an annual fee $125,000, plus an annual asset based base fee of 0.08% on the second $100 million of assets, 0.06% on the next $300 million, 0.04% on the next $500 million and 0.02% on assets over $1 billion. For the period July 1, 1999 to April 30, 2000, FSI received $103,010 from the Trust for these services.

                           12B-1 PLAN OF DISTRIBUTION

     A separate plan of distribution has been adopted under Rule 12b-1 of the Investment Company Act of 1940 for each Fund, with separate provisions for each class of shares. Each plan provides that the applicable Fund may engage in any activity related to the distribution of its shares. These activities may include, among others: (a) payments to securities dealers and others that are engaged in the sale of shares, or that may be advising shareholders regarding the purchase, sale or retention of shares; (b) payments to securities dealers and others that hold shares for shareholders in omnibus accounts or as shareholders of record or provide shareholder support or administrative services to the Fund and its shareholders; (c) expenses of maintaining personnel who engage in or support distribution of shares or who render shareholders support services not otherwise provided by the Trust's transfer agent; (d) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders; and (e) costs of formulating and implementing marketing and promotional activities. Payments to a securities dealer or other entity generally will be based on a percentage of the value of Fund shares held by clients of the entity.

     Expenses which the Fund incurs pursuant to the Distribution Plans are reviewed quarterly by the Board of Trustees. On an annual basis the Distribution Plans are reviewed by the Board of Trustees as a whole, and the Trustees who are not "interested persons" as that term is defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plans ("Qualified Trustees"). Any amendment that materially increases the amount of expenditures permitted under the Distribution Plan must be approved by a majority of the outstanding voting securities of the applicable class. A Distribution Plan may be terminated at any time as to any class by vote of a majority of the Qualified Trustees, or by vote of a majority of the outstanding voting securities of the applicable class.

     The following table provides information regarding the amount and manner in which amounts paid by the Funds under the previous Distribution Plans were spent during the fiscal year ended April 30, 2000

                                    TOTAL RETURN    INT. TERM    SHORT TERM
                                    BOND FUND       BOND FUND    BOND FUND     TOTAL
Advertising, Printing Promotion     $  66,488       $  7,926     $ 2,109       $  79,523
Administrative Service Fees         $ 129,631       $  6,564     $ 2,910       $ 139,105
Class B Shares Financing            $  12,712       $ 10,239     $ 1,054       $  24,005
Compensation to Dealers             $   2,674       $     --     $ 1,925       $   4,599

     The Trust expects that the Distribution Plans will be used to pay a "service fee" to persons who provide personal services to prospective and existing Fund shareholders and to compensate broker-dealers for sales and promotional services. Shareholders of the Funds will benefit from these services and the Trust expects to benefit from economies of scale as more shareholders are attracted to the Fund.

                                   DISTRIBUTOR

     On July 1, 1999, pursuant to the Fund's Distribution Plan, the Trust entered into a Distribution Agreement with B. C. Ziegler and Company ("Ziegler"), pursuant to which Ziegler has agreed to act as the Trust's agent in connection with the distribution of Fund shares, including acting as agent in states where designated agents are required, reviewing and filing all advertising and promotional materials and monitoring and reporting to the Board of Trustees on Trust distribution plans. For such services, Ziegler will be paid a fixed annual fee of $30,000 and will be reimbursed for expenses incurred on behalf of the Trust. The Advisor is committed to pay all sums, if any, that exceed the amount allowed under the Fund's 12b-1 Plan.

                      ADDITIONAL INFORMATION ON REDEMPTIONS

     Suspension of Redemption Privileges: the Trust may suspend redemption privileges or postpone the date of payment for up to seven days, but cannot do so for more than seven days after the redemption order is received except during any period (1) when the bond markets are closed, other than customary weekend and holiday closings, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission ("SEC"), (2) when an emergency exists, as defined by the SEC, which makes it not reasonably practicable for the Trust to dispose of securities owned by it or not reasonably practicable to fairly determine the value of its assets, or (3) as the SEC may otherwise permit.

                         CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

     A Fund may advertise performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value according to the following formula:

                                 P(1 + T)n = ERV

Where:    P = a hypothetical initial payment of $1,000
          T = average annual total return
          n = number of years (exponential number)
          ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the year or period;

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts. The calculation assumes the deduction of the maximum contingent sales charge (for Class B shares). The results do not take into account charges for optional services which involve nominal fees (such as wire redemption fees).

For the period ended April 30, 2000, the average annual total returns were:

                                                                                     Since
                                                     1 Year     3 Year    5 Year   Inception
                                                     ------     ------    ------   ---------
Pauze U. S. Government Total Return Bond Fund
No Load Shares (Inception 1/10/94)                   (2.63)%     3.30%     3.72%     2.74%
Class B Shares (Inception 9/3/96)                    (6.72)%     1.60%      n/a      1.63%
Class C Shares (Inception 5/13/98)                   (3.38)%      n/a       n/a     (4.58)%

                                                                                     Since
                                                     1 Year     3 Year    5 Year   Inception
                                                     ------     ------    ------   ---------
Pauze U. S. Government Intermediate Term Bond Fund
         No Load Shares (Inception 10/10/96)         (0.77)%     2.72%      n/a       2.26%
         Class B Shares (Inception 9/3/96)           (5.25)%     0.91%      n/a       0.86%
Pauze U. S. Government Short Term Bond Fund
         No Load Shares (Inception 9/3/96)           (0.52)%     2.66%      n/a       2.52%
         Class B Shares (Inception 9/3/96)           (5.01)%      n/a       n/a       0.11%
         Class C Shares (Inception 11/7/96)          (1.14)%     1.91%      n/a       1.62%

     The total returns for the Total Return Fund No-load shares, Class B, and Class C shares for the Fiscal year ended April 30, 2000 were (2.63)%, (3.41)% and (3.38)%, respectively.

     The total returns for the Intermediate Term Fund No-load shares and Class B shares for the Fiscal year ended April 30, 2000 were (0.77)% and (1.72)%, respectively.

     The total returns for the Short Term Fund No-load shares, Class B shares, and Class C shares for the Fiscal year ended April 30, 2000 were (0.52)%, (1.40)%, and (1.14)%, respectively.

YIELD

     A Fund may also advertise performance in terms of a 30 day yield quotation. A Fund's "yield" refers to the income generated by an investment in the Fund over a 30-day (or one month) period (which period will be stated in the advertisement). Yield is computed by dividing the net investment income per share earned during the most recent calendar month by the maximum offering price per share on the last day of such month. This income is then "annualized." That is, the amount of income generated by the investment during that 30-day period is assumed to be generated each month over a 12-month period and is shown as a percentage of the investment. For purposes of the yield calculation, interest income is computed based on the yield to maturity of each debt obligation and dividend income is computed based upon the stated dividend rate of each security in the Fund's portfolio and all recurring charges are recognized.

The 30 day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period according to the following formula:

                          YIELD = 2 [ (A - B + 1)6 - 1]
                                       -----
                                        CD

Where:    A = dividends and interest earned during the period
          B = expenses accrued for the period (net of reimbursement)
          C = the average daily number of shares outstanding  during  the period that were entitled to receive dividends
          D = the maximum offering price per share on the last day of the period

The standard total return and yield results for another class may not take into account the additional Rule 12b-1 fees for Class B and Class C shares. The performance of Class B and Class C shares will be lower than that of the other class of shares. Further, the results for other classes may not take into account the CDSC for the Class B shares. These fees have the effect of reducing the actual return realized by shareholders.

     The Total Return Fund's 30-day yields for No-load shares, Class B, and Class C shares for the 30 days ending April 30, 2000 were 4.25%, 3.49%, and 3.49%, respectively.

     The Intermediate Term Fund's 30-day yields for No-load shares and Class B shares for the 30 days ending April 30, 2000 were 5.63% and 4.86%, respectively.

     The Short Term Fund's 30-day yields for No-load shares, Class B, and Class C shares for the 30 days ending April 30, 2000 were 4.39%, 3.63%, and 3.63%, respectively.

NONSTANDARDIZED TOTAL RETURN

     A Fund may also advertise performance information (a "non-standardized quotation") which is calculated differently from "average annual total return." A non-standardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation may also be an average annual compounded rate of return over a specified period, which may be a period different from those specified for "average annual total return." In addition, a non-standardized quotation may be an indication of the value of a $10,000 investment (made on the date of the initial public offering of a Fund's shares) as of the end of a specified period. These non-standardized quotations do not include the effect of the applicable sales charge, or charges for optional services which involve nominal fees, which would reduce the quoted performance if included. A non-standardized quotation will always be accompanied by the Fund's "average annual total return" as described above.

     A Fund may also include in advertisements data comparing performance with bond or other indices, or with other mutual funds (as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds). For example, a Fund may compare its performance to rankings prepared by Lipper Analytical Services, Inc. ("Lipper"), a widely recognized independent service which monitors the performance of mutual funds, to Morningstar's Mutual Fund Values, to Moody's Bond Survey Bond Index, or to the Consumer Price Index. Performance information and rankings as reported in Changing Times, Business Week, Institutional Investor, the Wall Street Journal, Mutual Fund Forecaster, No-Load Investor, Money Magazine, Forbes, Fortune and Barrons magazine may also be used in comparing performance of a Fund.

                                   TAX STATUS

TAXATION OF THE FUNDS -- IN GENERAL

     As stated in its prospectus, each Fund intends to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, each Fund will not be liable for federal income taxes on its taxable net investment income and capital gain net income that are distributed to shareholders, provided that the Fund distributes at least 90% of its net investment income and net short-term capital gain for the taxable year.

     To qualify as a regulated investment company, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (the "90% test"); and (b) satisfy certain diversification requirements at the close of each quarter of the Fund's taxable year.

     The Code imposes a non-deductible 4% excise tax on a regulated investment company that fails to distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income for the calendar year, (2) at least 98% of its net capital gains for the twelve-month period ending on October 31 of the calendar year and (3) any portion (not taxable to the Fund) of the respective balance from the preceding calendar year. The Funds intend to make such distributions as are necessary to avoid imposition of this excise tax.

TAXATION OF THE FUNDS' INVESTMENTS

     For federal income tax purposes, debt securities purchased by the Funds may be treated as having original issue discount. Original issue discount represents interest for federal income tax purposes and can generally be defined as the excess of the stated redemption price at maturity of a debt obligation over the issue price. Original issue discount is treated for federal income tax purposes as earned by the Fund, whether or not any income is actually received, and therefore, is subject to the distribution requirements of the Code. Generally, the amount of original issue discount is determined on the basis of a constant yield to maturity which takes into account the compounding of accrued interest. Under Section 1286 of the Code, an investment in a stripped bond or stripped coupon will result in original issue discount.

     Debt securities may be purchased by a Fund at a discount which exceeds the original issue price plus previously accrued original issue discount remaining on the securities, if any, at the time the Fund purchases the securities. This additional discount represents market discount for income tax purposes. In the case of any debt security issued after July 18, 1984, having a fixed maturity date of more than one year from the date of issue and having market discount, the gain realized on disposition will be treated as interest income for purposes of the 90% test to the extent it does not exceed the accrued market discount on the security (unless the Fund elects to include such accrued market discount in income in the tax year to which it is attributable). Generally, market discount is accrued on a daily basis.

     A Fund may be required to capitalize, rather than deduct currently, part or all of any direct interest expense incurred to purchase or carry any debt security having market discount unless the Fund makes the election to include market discount currently. Because a Fund must take into account the original issue discount for purposes of satisfying various requirements for qualifying as a regulated investment company under Subchapter M of the Code, it will be more difficult for the Fund to make the distributions to maintain such status and to avoid the 4% excise tax described above. To the extent that a Fund holds zero-coupon or deferred interest bonds in its portfolio or bonds paying interest in the form of additional debt obligations, the Fund would recognize income currently even though the Fund received no cash payment of interest, and would need to raise cash to satisfy the obligations to distribute such income to shareholders from sales of portfolio securities.

     A Fund may purchase debt securities at a premium (i.e., at a purchase price in excess of face amount). The premium may be amortized if the Fund so elects. The amortized premium on taxable securities is allowed as a deduction, and, for securities issued after September 27, 1985, must be amortized under an economic accrual method.

     All Shareholders will be notified annually regarding the tax status of distributions received from a Fund.

TAXATION OF THE SHAREHOLDER

     Taxable distributions generally are included in a shareholder's gross income for the taxable year in which they are received. However, dividends declared in October, November or December and made payable to shareholders of record in such a month will be deemed to have been received on December 31, if a Fund pays the dividends during the following January. Since none of the net investment income of the Fund is expected to arise from dividends on domestic common or preferred stock, none of the Funds' distributions will qualify for the 70% corporate dividends-received deduction.

     Distributions by a Fund will result in a reduction in the fair market value of the Fund's shares. Should a distribution reduce the fair market value below a shareholder's cost basis, such distribution nevertheless would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares purchased at that time includes the amount of any forthcoming distribution. Those investors purchasing the Fund's shares just prior to a distribution may receive a return of investment upon distribution which will nevertheless be taxable to them.

     A shareholder of a Fund should be aware that a redemption of shares (including any exchange into another Portfolio) is a taxable event and, accordingly, a capital gain or loss may be recognized. If a shareholder of a Fund receives a distribution taxable as long-term capital gain with respect to shares of the Fund and redeems or exchanges shares before he has held them for more than six months, any loss on the redemption or exchange (not otherwise disallowed as attributable to an exempt-interest dividend) will be treated as long-term capital loss to the extent of the long term capital gain recognized.

TAX IDENTIFICATION NUMBER

     The Trust is required by Federal law to withhold and remit to the United States Treasury a portion of the dividends, capital gains distributions and proceeds of redemptions paid to any shareholder who fails to furnish the Trust with a correct taxpayer identification number, who underreports dividend or interest income or who fails to provide certification of tax identification number. In order to avoid this withholding requirement, you must certify on your application, or on a separate W-9 Form supplied by the Transfer Agent, that your taxpayer identification number is correct and that you are not currently subject to backup withholding or you are exempt from backup withholding. For individuals, your taxpayer identification number is your social security number.

     Instructions to exchange or transfer shares held in established accounts will be refused until the certification has been provided. In addition, the Fund assesses a $50 administrative fee if the taxpayer identification number is not provided by year end.

OTHER TAX CONSIDERATIONS

     Distributions to shareholders may be subject to additional state, local and non-U.S. taxes, depending on each shareholder's particular tax situation. Shareholders subject to tax in certain states may be exempt from state income tax on distributions made by the Fund to the extent such distributions are derived from interest on direct obligations of the United States Government. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of a Fund.

                                    CUSTODIAN

     Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, is Custodian of the Funds' investments. The Custodian acts as the Funds' depository, safe keeps their portfolio securities, collects all income and other payments with respect thereto, disburse funds at the Funds' request and maintains records in connection with its duties.

                             INDEPENDENT ACCOUNTANTS

     Tait, Weller & Baker, 8 Penn Center Plaza, Suite 800, Philadelphia, PA 19103, has been selected as independent accountants for the Trust for the fiscal year ending April 30, 2000. Tait, Weller & Baker performs an annual audit of each Fund's financial statements and provides financial, tax and accounting consulting services as requested.

                              FINANCIAL STATEMENTS

     The Trust was established on October 15, 1993 and commenced offering shares of the Total Return Fund in January 1994. In addition, the Trust commenced offering Class B and C shares of the Total Return Fund and No-load, Class B and Class C shares of the Intermediate Term Fund and Short Term Fund in August 1996. The audited financial statements and auditor's report required to be included in the Statement of Additional Information are hereby incorporated by reference to the Funds' Annual Report to Shareholders for the period ended April 30, 2000. The Funds will provide the Annual Report without charge at written request or request by telephone.